MARKET VECTORS ETF TRUST,
on behalf of its series, Market Vectors Pharmaceutical ETF
335 Madison Avenue, 19th Floor
New York, New York 10017
(212) 293-2000

This Prospectus is being furnished to holders (“PPH HOLDRS Investors”) of depositary trust receipts (“HOLDRS”) issued by Pharmaceutical HOLDRSSM Trust (“PPH HOLDRS Trust”) in connection with an exchange offer pursuant to which Market Vectors ETF Trust (“MV Trust”), on behalf of Market Vectors Pharmaceutical ETF (the “PPH ETF”), a series of MV Trust, is conducting an exchange offer (the “Offer”) for all of the outstanding HOLDRS issued by PPH HOLDRS Trust pursuant to which a PPH HOLDRS Investor will receive shares of beneficial interest (“shares”) of the PPH ETF, subject to certain conditions. Each outstanding HOLDRS validly tendered by a PPH HOLDRS Investor and delivered pursuant to the Offer will be exchanged into one share of the PPH ETF. The terms and conditions of the Offer are more fully described in this Prospectus and the accompanying documents relating to the Offer. For information about the effects of not participating in the Offer, see the section of the Offer to Exchange (as defined herein) entitled “If I decide not to tender, or I take no action in connection with the Offer, how will the Offer affect my ownership of HOLDRS?”

The PPH ETF is a newly organized series of MV Trust, a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the PPH ETF is to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors US Listed Pharmaceutical 25 Index (the “Index”), a description of which is included in Appendix A to this Prospectus. The PPH ETF seeks to replicate the Index by generally holding all of the securities included in the Index in the same proportion as the Index. The PPH ETF’s shares are expected to be approved for listing on NYSE Arca, Inc. (“NYSE Arca”), subject to notice of issuance, under the symbol “PPH” upon the consummation of the Offer. MV Trust and the PPH ETF are advised by Van Eck Associates Corporation (“Van Eck” or the “Adviser”).

PPH HOLDRS Trust is a depositary trust governed by the laws of the State of New York. Each HOLDRS represents an undivided beneficial ownership in the common stock or American depositary shares representing common stock of a group of specified companies that are involved in various segments of the pharmaceutical industry. HOLDRS are listed and traded on NYSE Arca. PPH HOLDRS Trust’s principal executive offices are located at One Bryant Park, New York, New York 10036 and its telephone number is (212) 449-1000.

This Prospectus sets forth concisely the information about the PPH ETF that PPH HOLDRS Investors should know before deciding to participate in the Offer. A Statement of Additional Information relating to the Offer, dated November 10, 2011 (the “Statement of Additional Information”), is incorporated herein by reference. This Prospectus and the Statement of Additional Information are available upon request and without charge by calling D.F. King & Co., Inc., the information agent for the Offer (the “Information Agent”), at (800) 290-6424 (toll-free), (212) 269-5550 (collect) or by visiting the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Because the PPH ETF is newly organized, these documents, as well as all shareholder reports, proxy material and other information concerning the PPH ETF, if any, may be inspected in the future at the offices of NYSE Arca (20 Broad Street, New York, New York 10005). You also may view or obtain these documents from the

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SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, DC 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

PPH HOLDRS Investors are advised to read and retain this Prospectus for future reference.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus is dated November 10, 2011.

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i

ii

SYNOPSIS

The following is a synopsis of certain information contained in this Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in this Prospectus and in the Statement of Additional Information. PPH HOLDRS Investors should carefully review this Prospectus in its entirety.

General

This Prospectus is being furnished to PPH HOLDRS Investors in connection with an exchange offer pursuant to which MV Trust, on behalf of the PPH ETF, is conducting an exchange offer, or the “Offer,” for all of the outstanding HOLDRS issued by PPH HOLDRS Trust pursuant to which a PPH HOLDRS Investor will receive shares of the PPH ETF, subject to certain conditions described herein. Each outstanding HOLDRS validly tendered by a PPH HOLDRS Investor and delivered pursuant to the Offer will be exchanged into one share of the PPH ETF. The terms and conditions of the Offer are described in the accompanying Offer to Exchange and related documents relating to the Offer (collectively, the “Offer to Exchange”). It is expected that the first mailing of this Prospectus, together with the Offer to Exchange, will be made on or about November 10, 2011.

Market Vectors ETF Trust and the PPH ETF

MV Trust, a Delaware statutory trust, is registered as an open-end management investment company under the 1940 Act and is comprised of multiple portfolios. MV Trust and its series are advised by Van Eck. Van Eck and its affiliates (collectively, “Van Eck Global”) advise a family of exchange-traded funds, mutual funds, insurance portfolios, separate accounts and alternative investments.

PPH ETF is a series of MV Trust. The investment objective of the PPH ETF is to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The PPH ETF seeks to approximate the performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Index is comprised of common stocks and depositary receipts of companies in the pharmaceutical sector. The shares of the PPH ETF are expected to be approved for listing on NYSE Arca, subject to notice of issuance, upon the consummation of the Offer. A registration statement relating to the shares of the PPH ETF has been filed with the SEC.

PPH HOLDRS Trust

PPH HOLDRS Trust was formed pursuant to the depositary trust agreement dated as of January 24, 2000, as amended (the “Trust Agreement”), among The Bank of New York Mellon, as trustee (the “Trustee”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Depositor”), other depositors and PPH HOLDRS Investors. PPH HOLDRS Trust is not a registered investment company under the 1940 Act. PPH HOLDRS Trust issues depositary trust receipts, or HOLDRS, which represent an owner’s undivided beneficial ownership in the common stock or American depositary shares representing common stock of a group of specified companies that are involved in various segments of the pharmaceutical industry and whose securities are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). HOLDRS are separate from the underlying deposited common stocks or American depositary shares representing common stock that are represented by HOLDRS. PPH HOLDRS Trust issues and cancels HOLDRS on a continuous basis. The Trust Agreement states that PPH HOLDRS Trust will terminate (i) on December 31, 2040, (ii) earlier if a termination event occurs or (iii) upon notice by the Trustee to PPH HOLDRS Investors at least 30 days prior to the early termination date. On August

11, 2011, the Trust Agreement was amended to add the termination event described in clause (iii) of the preceding sentence.

The companies whose securities were included in PPH HOLDRS Trust at the time that PPH HOLDRS Trust was originally issued were generally considered to be among the largest and most liquid companies with U.S.-traded securities involved in the pharmaceutical industry, as measured by market capitalization and trading volume on December 15, 1999. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies included in PPH HOLDRS Trust does not change. Therefore, PPH HOLDRS Trust may no longer consist exclusively of securities issued by companies involved in the pharmaceutical industry or may no longer be a diversified investment in the pharmaceutical industry. There are currently 14 companies included in PPH HOLDRS Trust. For a list of the underlying securities that comprise PPH HOLDRS Trust as of November 4, 2011, please see the section entitled “Additional Information About PPH HOLDRS Trust—Underlying Securities.”

Offer to Exchange

On August 11, 2011, Merrill Lynch & Co., Inc. (“Merrill Lynch”) and Van Eck entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which Merrill Lynch has agreed to sell or license to Van Eck, Merrill Lynch’s right, title and interest to certain registered intellectual property, unregistered trademarks and copyrights, data, software and other materials as specified in the Asset Purchase Agreement that relate to the rights of Merrill Lynch with respect to existing HOLDRSSM trusts, including PPH HOLDRS Trust, and the calculation, management and licensing of HOLDRS.

As contemplated by the Asset Purchase Agreement, the PPH ETF is conducting an exchange offer for all of the outstanding HOLDRS issued by PPH HOLDRS Trust pursuant to which a PPH HOLDRS Investor will receive shares of the PPH ETF, subject to certain conditions described in the Offer to Exchange. Each outstanding HOLDRS validly tendered by a PPH HOLDRS Investor and delivered pursuant to the Offer will be exchanged into one share of the PPH ETF.

The Offer will commence on or about November 10, 2011 and will expire at 11:00 a.m., New York City time, on December 20, 2011, unless extended (that date and time, as it may be so extended, the “Expiration Time”). Upon the commencement of the Offer, each PPH HOLDRS Investor will receive the Offer to Exchange, including this Prospectus, from the Information Agent that will describe the terms and related details of the Offer. PPH HOLDRS Investors will be able to participate in the Offer by following the instructions set forth in the Offer to Exchange. If a PPH HOLDRS Investor does not tender his or her HOLDRS for exchange in the Offer by the Expiration Time, such PPH HOLDRS Investor will not be able to participate in the Offer. For information about the effects of not participating in the Offer, see the section of the Offer to Exchange entitled “If I decide not to tender, or I take no action in connection with the Offer, how will the Offer affect my ownership of HOLDRS?”

After the Expiration, assuming all conditions have been satisfied or waived at the Expiration Time, the PPH ETF will provide BNY Mellon Shareowner Services, acting as exchange agent (the “Exchange Agent”), notice of acceptance of HOLDRS to be exchanged in the Offer. Upon receipt of written instructions from Van Eck Securities Corporation, an affiliate of Van Eck Global, acting as attorney-in-fact on behalf of all tendering PPH HOLDRS Investors and their financial intermediaries, BNY ConvergEx Execution Solutions LLC, acting in its capacity as transition manager in connection with the Offer (the “Transition Manager”), will sell certain of the securities underlying the tendered HOLDRS and purchase certain other securities in the open market such that securities purchased, together with the securities underlying the tendered HOLDRS that are not sold, conform to the portfolio of securities then making up the Index. The purchases and sales performed by the Transition Manager are hereafter referred to as the “Rebalancing Transaction” and the securities formerly underlying the tendered HOLDRS, immediately after giving effect to the Rebalancing Transaction, are hereinafter referred to as the “Rebalanced HOLDRS Securities.” The Rebalancing Transaction will be structured so that, assuming all trades are completed as planned, the aggregate value of the securities sold will be the same as the aggregate value of the securities purchased, and no commissions or fees will be charged in respect of those trades. Therefore, Van Eck expects the value of the Rebalanced HOLDRS Securities (the “Rebalanced HOLDRS Securities Value”) will be the same as the aggregate value of the securities formerly underlying the tendered HOLDRS, in each case measured as of the close of trading on NYSE Arca on the day on which the Expiration Time occurs. The Rebalanced HOLDRS Securities will then be exchanged into shares of the PPH ETF, and the initial net asset value of shares of the PPH ETF will be equal to the Rebalanced HOLDRS Securities Value.

Trading in HOLDRS will be halted on NYSE Arca prior to the Expiration Time. Trading in HOLDRS will thereafter be suspended and HOLDRS will be delisted following termination of PPH HOLDRS Trust, which is expected to occur concurrently with the closing of the Asset Purchase Agreement. After the Expiration Time, the PPH ETF expects that HOLDRS issued by PPH HOLDRS Trust will no longer trade on either NYSE Arca or any other national securities exchange and will no longer use the HOLDRS ticker symbol. On the day following the date the Expiration Time occurs, shares of the PPH ETF will begin trading on NYSE Arca under the symbol “PPH,” which is the current symbol for HOLDRS. For a further description, see the section entitled “Additional Information About PPH HOLDRS Trust.”

Appraisal Rights. PPH HOLDRS Investors and shareholders of the PPH ETF will not have any appraisal rights in connection with the Offer.

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Potential Advantages of Holding Shares of the PPH ETF Rather Than HOLDRS. The Offer is expected to allow participating PPH HOLDRS Investors the opportunity to gain uninterrupted exposure to the pharmaceutical sector through the PPH ETF, which will have a similar investment focus as PPH HOLDRS Trust. Van Eck believes that the PPH ETF offers a more dynamic investment vehicle than PPH HOLDRS Trust because the PPH ETF is better able to reflect changes in the composition of industry sectors that inevitably occur over time. Because the portfolio of securities in PPH HOLDRS Trust generally remains static over time, it may not be representative of the current industry sector it purports to represent. By comparison, the PPH ETF will rebalance its portfolio semi-annually in order to track the Index, the composition of which changes to reflect market developments.

Participating in the Offer may result in simplified tax and investment recordkeeping as a result of receiving shares of the PPH ETF as opposed to taking delivery of the underlying, unbundled securities represented by HOLDRS. Furthermore, Van Eck has structured the Offer so that a portion of the transaction is not expected to be taxable. Although PPH HOLDRS Investors will generally recognize taxable gain (or loss) with respect to securities underlying HOLDRS that are sold in the Rebalancing Transaction, any unrealized gain (or loss) in respect of the underlying securities of HOLDRS that are not sold by the Transition Manager in the Rebalancing Transaction and are transferred to the PPH ETF will generally not be currently taxable and, instead, will generally remain deferred until the PPH ETF shares are sold by PPH HOLDRS Investors or the PPH ETF sells such underlying securities (in which case, such recognized gain (or loss) will impact the PPH ETF’s overall calculation of its income). In contrast, if an investor chooses not to participate in the Offer, the other alternatives, including the sale of HOLDRS on the open market before or after the Offer or termination by the Trustee, may result in a cancellation fee and/or in different tax treatment, with the possibility that the entire transaction is taxable. PPH HOLDRS Investors should consult their own tax advisors regarding potential tax consequences under all applicable tax laws in light of their own circumstances.

The Offer has been structured so that PPH HOLDRS Investors will not bear any costs related to the Offer, including the fee for canceling their HOLDRS if they tender HOLDRS for exchange in the Offer. Van Eck will bear the costs of printing and mailing materials to PPH HOLDRS Investors, certain legal and filing fees, and fees and expenses of the Exchange Agent and the Information Agent in connection with the Offer. PPH HOLDRS Investors will not bear any costs of the Offer; however, because PPH HOLDRS Investors own their HOLDRS through a financial intermediary, their financial intermediary may charge PPH HOLDRS Investors a fee in connection with tendering HOLDRS on their behalf for shares of the PPH ETF. PPH HOLDRS Investors should consult with their financial intermediary to determine whether any fees will apply.

Potential Disadvantages of Holding Shares of the PPH ETF Rather Than HOLDRS. By participating in the Offer and becoming shareholders of the PPH ETF, PPH HOLDRS Investors will be subject to increased fees and expenses associated with holding shares of the PPH ETF and will no longer have the ability to attend shareholder meetings, vote or receive copies of communications, proxy statements and other materials with respect to matters affecting the securities held in the PPH ETF’s portfolio. PPH HOLDRS Investors that become shareholders of the PPH ETF will also lose the right to withdraw the deposited securities (subject to a cancellation fee) and bring an action against an issuer of the deposited securities. In addition, PPH HOLDRS Investors who tender their HOLDRS for exchange in the Offer will generally recognize taxable gains (or losses) in connection with the sales of securities underlying their HOLDRS made by the Transition Manager in the Rebalancing Transaction and the PPH ETF will not make any distribution to assist tendering PPH HOLDRS Investors in paying any taxes that may result from the Rebalancing Transaction. As of the date hereof, we expect that approximately 53% of the value of the securities underlying the HOLDRS will be sold by the Transition Manager in the Rebalancing Transaction, although this percentage may change between now and the Expiration Time.

Risks of the Offer. By participating in the Offer, PPH HOLDRS Investors will assume the risks set forth in the Offer to Exchange in the section entitled “What risks are associated with the Offer and with an investment in shares of the PPH ETF?—Risks Associated with the Rebalancing Transaction.”

For a description of the risks of investing in the PPH ETF, see the section entitled “Principal Risk Factors.”

Fees and Expenses

This table compares the fees and expenses that shareholders of the PPH ETF bear from an investment in shares of the PPH ETF to an estimate of the fees and expenses that PPH HOLDRS Investors bear from an investment in PPH HOLDRS Trust. The fees and expenses of PPH HOLDRS Trust shown below do not include the fees relating to the issuance and cancellation of HOLDRS. “Other Expenses” associated with an investment in PPH HOLDRS Trust is an estimated amount (based on publicly available information) and is based on the average aggregate market value of the securities underlying HOLDRS as of the last

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business day of each month over 12-month period ended September 30, 2011. Actual “Other Expenses” may be higher or lower based on fluctuations in the market prices of the securities underlying HOLDRS. “Other Expenses” exclude waivers, offsets from distributions and brokerage fees.

	PPH HOLDRS Trust		PPH ETF (Offeror)
Shareholder/Transaction Fees (fees paid directly from your investment)	None		None
Annual PPH ETF Operating Expenses/Annual PPH HOLDRS Trust Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	N/A		0.35%
Other Expenses	0.12	%(a)	0.12%

Total Annual PPH ETF Operating Expenses/Total Annual PPH HOLDRS Trust Expenses	0.12%		0.47%
Fee Waivers and Expense Reimbursement	N/A		0.12	%(b)

Total Annual PPH ETF Operating Expenses/PPH HOLDRS Trust Expenses After Fee Waiver and Expense Reimbursement	0.12%		0.35	%(b)

(a)

The Bank of New York Mellon, as the Trustee and custodian of PPH HOLDRS Trust, charges a quarterly custody fee of $2.00 for each round-lot of 100 HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by PPH HOLDRS Trust. “Other Expenses” do not take into account any waivers of the custody fee.

(b)

Van Eck has contractually agreed to waive fees and/or pay PPH ETF expenses to the extent necessary to prevent the operating expenses of the PPH ETF (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the PPH ETF’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees of MV Trust (the “Board”) acts to discontinue all or a portion of such expense limitation.

Expense Example. This example is intended to help you compare the cost of investing in the PPH ETF and the PPH HOLDRS Trust with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the PPH ETF or HOLDRS of the PPH HOLDRS Trust.

The example assumes that you invest $10,000 in the PPH ETF and the PPH HOLDRS Trust for the time periods indicated and then redeem all of your shares or HOLDRS at the end of those periods. The example also assumes that your investment has a 5% annual return and that the PPH ETF’s and PPH HOLDRS Trust’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	PPH HOLDRS Trust Expense	PPH ETF Expenses (Offeror)
1	$12	$ 36
3	$39	$139

The PPH ETF will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the PPH ETF to incur additional transaction costs and may result in higher taxes when shares of the PPH ETF are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the PPH ETF’s performance. Because the PPH ETF is newly organized, no portfolio turnover figures are available as of the date of this Prospectus.

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Comparison of the PPH ETF and PPH HOLDRS Trust

The chart and text below provide a comparison of the PPH ETF and PPH HOLDRS Trust. For a further description of the PPH ETF and PPH HOLDRS Trust, see “Additional Information About the PPH ETF” and “Additional Information About PPH HOLDRS Trust,” respectively.

	PPH ETF	PPH HOLDRS Trust

Structure	A newly organized series of a Delaware statutory trust that is registered as an open-end management investment company under the 1940 Act.	A depositary common law trust governed by the laws of the State of New York. It is not registered as an investment company under the 1940 Act.

Investment Strategy

Seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors US Listed Pharmaceutical 25 Index by generally holding all of the securities included in the Index in the same proportion as the Index. The Index is rebalanced semi-annually. A description of the Index is included in Appendix A to this Prospectus.

As of November 4, 2011, securities in Index and their weightings were as follows:

Johnson & Johnson (9.14%)
Pfizer Inc. (7.98%)
Novartis AG ADS (6.97%)
GlaxoSmithKline PLC ADS (5.86%)
Merck & Co Inc (5.45%)
AstraZeneca PLC ADS (5.21%)
Abbott Laboratories (5.10%)
Sanofi ADS (4.82%)
Bristol-Myers Squibb Co. (4.71%)
Eli Lilly & Co. (4.62%)
Novo Nordisk A/S ADS (4.57%)
Teva Pharmaceutical Industries Ltd. ADS (4.57%)
Allergan Inc. (4.56%)
Shire PLC ADS (4.53%)
Valeant Pharmaceuticals International Inc. (4.28%)
Watson Pharmaceuticals Inc. (2.75%)
Forest Laboratories Inc. (2.68%)
Mylan Inc. (2.53%)
Perrigo Co . (2.47%)
Elan Corp. PLC ADS (1.86%)
Hospira Inc. (1.67%)
Endo Pharmaceuticals Holdings Inc. (1.23%)
Warner Chilcott Plc (1.09%)
Medicis Pharmaceutical Corp. (0.74%)
Salix Pharmaceuticals Ltd. (0.61%)

Represent common stock or American depositary shares representing common stock of a group of specified companies that are involved in various segments of the pharmaceutical industry. The companies whose securities were included in PPH HOLDRS Trust at the time that it was originally issued were generally considered to be among the largest and most liquid companies with U.S.-traded securities involved in the pharmaceutical industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies included in PPH HOLDRS Trust does not change.

As of November 4, 2011, securities in PPH HOLDRS Trust and their weightings were as follows:

Johnson & Johnson (24.40%)
Pfizer Inc. (20.08%)
Merck & Co Inc (14.97%)
Abbott Laboratories (10.92%)
Bristol-Myers Squibb Co. (8.26%)
Eli Lilly & Co. (5.55%)
Medco Health Solutions Inc. (4.28%)
Valeant Pharmaceuticals International Inc. (3.76%)
Allergan Inc. (2.44%)
Forest Laboratories Inc. (1.79%)
Zimmer Holdings Inc. (1.35%)
Watson Pharmaceuticals Inc. (0.95%)
Hospira Inc. (0.64%)
Mylan Inc. (0.61%)

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Listing Exchange	NYSE Arca upon the consummation of the Offer.	NYSE Arca.

Management

Under the terms of an Investment Management Agreement, Van Eck will serve as the investment adviser to the PPH ETF and, subject to the general oversight of the Board of Trustees of the PPH ETF, will be responsible for the day-to-day management of the PPH ETF. Hao-Hung (Peter) Liao and George Cao will be the PPH ETF’s portfolio managers at inception.

Does not have an adviser or portfolio managers. The Trust Agreement provides that HOLDRS represent a PPH HOLDRS Investor’s undivided beneficial ownership interest in the securities of the underlying companies and dictates how PPH HOLDRS Trust will function.

Fees and Expenses

Responsible for all of its expenses, including the management fee, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Does not pay any management fee, but PPH HOLDRS Investors pay a quarterly fee of $2.00 for each round lot of 100 HOLDRS to the Trustee for its custody services. Issuance and cancellation fees of up to $10.00 charged for each round-lot of 100 HOLDRS when creating HOLDRS or withdrawing underlying securities in exchange for HOLDRS.

Purchase and Sale of Shares

Individual shares may only be purchased and sold in secondary market transactions through brokers. The PPH ETF will issue and redeem shares at net asset value only in a large specified number of shares each called a “Creation Unit,” or multiples thereof to authorized participants (i.e., a person eligible to place orders to create or redeem Creation Units of the PPH ETF).

Prospective PPH HOLDRS Investors may acquire HOLDRS either (i) through an in-kind deposit of the required number of securities of the underlying issuers with the Trustee; or (ii) by purchase in the secondary trading market. PPH HOLDRS Investors may cancel HOLDRS and withdraw the underlying securities by paying the cancellation fee to the Trustee.

Ownership	Each share of the PPH ETF represents a pro rata interest in the assets of the PPH	Represent an undivided beneficial ownership in the common stock or

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	ETF. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable.	American depositary shares of the group of specified companies underlying a HOLDRS.

Distributions	Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders of the PPH ETF at least annually.

PPH HOLDRS Investors are entitled to receive, net of Trustee fees and taxes or other governmental charges, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities.

Governing Law	The PPH ETF is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

PPH HOLDRS Trust is not a registered investment company under the 1940 Act, but HOLDRS are registered under the Exchange Act and make certain filings thereunder, such as Form 8-Ks, but are not required to file quarterly or annual reports.

Investment Objectives and Policies. The investment objective of the PPH ETF is to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The PPH ETF’s investment objective is a non-fundamental policy that may be changed by the Board without shareholder approval. The PPH ETF, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Adviser expects that, over time, the correlation between the PPH ETF’s performance and that of the Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The PPH ETF will normally invest at least 80% of its total assets in securities that comprise its benchmark index. The benchmark index is comprised of common stocks and depositary receipts of U.S. exchange-listed companies in the pharmaceutical sector. These companies may include foreign companies that are listed on a U.S. exchange. Companies are considered to be in the pharmaceutical sector if they derive the majority of their revenues from activities related to pharmaceuticals, which include pharmaceutical research and development as well as production, marketing and sales of pharmaceuticals. Of the largest 50 stocks in the pharmaceutical sector by full market capitalization, the top 25 by free-float market capitalization (e.g., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Index. As of November 4, 2011, the Index included 25 securities of companies with a market capitalization range of between approximately $2 billion to $176 billion and an average market capitalization of $74 billion. These amounts are subject to change. The PPH ETF’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The PPH ETF will concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of the date of this Prospectus, the PPH ETF is concentrated in the pharmaceutical sector.

HOLDRS were originally designed to allow shareholders to diversify their investment in the pharmaceutical industry through a single, exchange-listed instrument representing their undivided beneficial ownership of the underlying securities. The companies whose securities were included in PPH HOLDRS Trust at the time that PPH HOLDRS Trust was originally issued were generally considered to be among the largest and most liquid companies with U.S.-traded securities involved in the pharmaceutical industry, as measured by market capitalization and trading volume on December 15, 1999. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies included in PPH HOLDRS Trust does not change. PPH HOLDRS Trust

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may no longer consist exclusively of securities issued by companies involved in the pharmaceutical industry or may no longer be a diversified investment in the pharmaceutical industry.

Portfolio Management. Van Eck will be the investment adviser to the PPH ETF. The following individuals will be jointly and primarily responsible for the day-to-day management of the PPH ETF’s portfolio:

Name	Title with Van Eck	Date Will Begin Managing PPH ETF

Hao-Hung (Peter) Liao	Portfolio Manager	At inception
George Cao	Portfolio Manager	At inception

The Index that the PPH ETF seeks to replicate is published by Market Vectors Index Solutions GmbH (the “Index Provider”), which is a wholly-owned subsidiary of the Adviser.

PPH HOLDRS Trust does not have portfolio managers or an index provider. The Trust Agreement provides that HOLDRS represent a PPH HOLDRS Investor’s undivided beneficial ownership interest in the securities of the underlying companies and dictates how PPH HOLDRS Trust will function.

Description of Shares. Each share of the PPH ETF has a pro rata interest in the assets of the PPH ETF. Shares of the PPH ETF to be issued pursuant to the Offer will, when issued, be fully paid and non-assessable and transferable without restrictions and will have no preemptive rights.

HOLDRS represent an undivided beneficial ownership in the common stock or American depositary shares representing common stock of a group of specified companies that are involved in various segments of the pharmaceutical industry and whose securities are registered under Section 12 of the Exchange Act. For a further description of HOLDRS, see the section entitled “Additional Information About PPH HOLDRS Trust—Rights Relating to Underlying Securities.”

Purchases and Redemptions. The Board has authorized the issuance of the shares of the PPH ETF to PPH HOLDRS Investors in connection with the Offer. Individual shares of the PPH ETF may only be purchased and sold in secondary market transactions through brokers. The PPH ETF will issue and redeem shares at net asset value (“NAV”) only in a large specified number of shares each called a “Creation Unit,” or multiples thereof to authorized participants. A Creation Unit will consist of a number of shares of the PPH ETF in excess of 25,000 shares. For a further description of how to purchase and redeem shares of the PPH ETF, see “Buying and Selling Shares of the PPH ETF” in Appendix C to this Prospectus.

Shareholders may acquire HOLDRS either (i) through an in-kind deposit of the required number of securities of the underlying issuers with the Trustee; or (ii) through a cash purchase in the secondary trading market. PPH HOLDRS Trust will only issue and cancel, and shareholders may only obtain, hold, trade or surrender, HOLDRS in round-lots of 100 HOLDRS and round-lot multiples. PPH HOLDRS Trust will only issue HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 HOLDRS. The number of outstanding HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. PPH HOLDRS Trust issues HOLDRS on a continuous basis when an investor deposits the required securities with the Trustee. For a further description of how to purchase and sell HOLDRS, see the section entitled “Additional Information About PPH HOLDRS Trust—Purchases and Sales of HOLDRS” for further information.

Distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders of the PPH ETF at least annually. Dividends may be declared and paid more frequently to

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improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Distributions in cash may be reinvested automatically in additional shares of the PPH ETF only if the broker through which a shareholder purchased shares makes such option available. For a further description of the dividends paid by the PPH ETF, see “Distributions” in Appendix C to this Prospectus.

PPH HOLDRS Investors are entitled to receive, net of Trustee fees and taxes or other governmental charges, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. Any distributions of securities by an issuer of underlying securities will be deposited into PPH HOLDRS Trust and will become part of PPH HOLDRS Trust unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such distributed securities have a different Standard & Poor’s Global Industry Classification Standard, or “GICS,” sector classification than any of the underlying securities represented in PPH HOLDRS Trust at the time of the distribution of such securities. For a further description of the distributions made by PPH HOLDRS Trust, see the section entitled “Additional Information About PPH HOLDRS Trust—Rights Relating to Underlying Securities.”

Business Structure and Shareholder Rights. The PPH ETF is a series of a Delaware statutory trust organized pursuant to the Delaware Statutory Trust Act. MV Trust is governed by its Amended and Restated Declaration of Trust (the “Declaration”) and its Bylaws, and its business and affairs are managed under the supervision of its Board. MV Trust issues shares of beneficial interest of the PPH ETF with no par value. Shares of the PPH ETF have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the PPH ETF, and in the net distributable assets of the PPH ETF upon liquidation. Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and each fractional share has a proportional fractional vote.

PPH HOLDRS Trust was formed pursuant to the Trust Agreement governed by the laws of the State of New York. The Trust Agreement provides that HOLDRS represent a shareholder’s individual and undivided beneficial ownership interest in the specified underlying securities included in PPH HOLDRS Trust. PPH HOLDRS Investors have the same rights and privileges as they would have if they beneficially owned the underlying securities in “street name” outside of PPH HOLDRS Trust. These include the right of investors to instruct the Trustee to vote the underlying securities, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the Trustee by an issuer of an underlying security, as well as the right to cancel HOLDRS to receive the underlying securities. The Trustee performs only administrative and ministerial acts. PPH HOLDRS Investors are entitled to receive, net of Trustee fees, taxes or other charges, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. Shareholders of the PPH ETF are not treated as the owners of the securities comprising the PPH ETF’s portfolio and, therefore, are not entitled to receive distributions made with respect to such securities.

Governing Law. The PPH ETF is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder. PPH HOLDRS Trust is not a registered investment company under the 1940 Act, but HOLDRS are registered under the Exchange Act and make certain filings thereunder, such as Form 8-Ks, but are not required to file quarterly or annual reports.

Shareholder Meetings. MV Trust is not required to hold annual shareholder meetings in any year in which the election of trustees is not required to be acted upon under the 1940 Act. MV Trust’s Bylaws provide that special meetings of shareholders may be called by the Board or by the Secretary of MV Trust

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upon the written request of the shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The PPH ETF’s shareholders also may act by unanimous written consent.

One-third of shares entitled to vote in person or by proxy is a quorum for the transaction of business at a meeting of MV Trust’s shareholders, except that where any provision of law permits or requests that holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transactions of business by that series. Any lesser number shall be sufficient for adjournments. No similar provisions are contained in the Trust Agreement.

The Declaration provides that each shareholder is entitled to one vote for each share that it holds and a proportionate fractional vote for each fractional share held. The Declaration does not provide for cumulative voting in the election or removal of trustees by shareholders. The Declaration provides that on any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual series, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series; and (ii) when the trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series shall be entitled to vote thereon.

PPH HOLDRS Trust is not required to hold annual or special shareholders’ meetings under the Trust Agreement or state law. PPH HOLDRS Investors receive proxy solicitation materials provided by issuers of the deposited shares to permit them to give the Trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

The PPH ETF has delegated to the Adviser the authority to vote proxies on its behalf with respect to its portfolio securities, consistent with applicable law and the Adviser’s proxy voting policies and procedures.

Right to Vote. The 1940 Act provides that shareholders of the PPH ETF have the power to vote with respect to certain matters, including for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution and amendments to the PPH ETF’s policies or restrictions deemed to be fundamental. Shareholders of the PPH ETF also have the right to vote on certain matters affecting the PPH ETF under the Declaration and Bylaws and applicable state law. Except with respect to the right to vote to dissolve and liquidate PPH HOLDRS Trust, HOLDRS themselves have no voting rights.

The following summarizes the matters upon which shareholders of the PPH ETF and PPH HOLDRS Investors have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of the PPH ETF do not have a right to vote, the trustees of the PPH ETF may nonetheless determine to submit the matter to shareholders for approval.

Amendment of Governing Instruments. In general, shareholders of MV Trust have the right to vote on any amendment to the Declaration: (i) that would affect their existing voting rights under the Declaration or the ability of the trustees to amend the Declaration; (ii) as required by law or under MV Trust’s registration statement; or (iii) that is submitted to a vote of the shareholders by the trustees. Any such amendment must be approved by a vote of a majority of the shares present in person or by proxy at a meeting. Any other amendment to the Declaration may be approved by a majority of the trustees. The Board has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

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The Trustee and the Initial Depositor may amend any provisions of the Trust Agreement without the consent of any other depositor or any PPH HOLDRS Investor. Promptly after the execution of any amendment to the Trust Agreement, the Trustee must furnish or cause to be furnished written notification of the substance of the amendment to each PPH HOLDRS Investor. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the PPH HOLDRS Investors will not become effective until 30 days after notice of the amendment is given to the PPH HOLDRS Investors.

Reorganization, Merger and Liquidation. MV Trust’s Board, in order to change the form of organization of MV Trust, may, without prior shareholder approval, (i) cause MV Trust to merge or consolidate with or into one or more trusts, partnerships, associations, or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume MV Trust’s registration under that Act and which is formed, organized, or existing under the laws of a state, commonwealth, territory, possession, or colony of the United States or (ii) cause MV Trust to incorporate under the laws of the State of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of trustees.

Under the Trust Agreement, 75% of PPH HOLDRS Investors, other than the Initial Depositor owning HOLDRS for its own proprietary account as principal, can vote to dissolve and liquidate PPH HOLDRS Trust.

Liability of Shareholders. Consistent with the Delaware Statutory Trust Act, the Declaration generally provides that shareholders of the PPH ETF will not be subject to personal liability for the obligations of the PPH ETF. The Declaration contains a disclaimer of shareholder liability for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the PPH ETF. No similar provisions are contained in the Trust Agreement.

Liability of Trustees and Officers. Consistent with the 1940 Act, the Declaration generally provides that no Trustee or officer shall be subject to any personal liability in connection with the assets or affairs of MV Trust, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disabling Conduct”).

Both the Initial Depositor and the Trustee expressly disclaim any liability to any PPH HOLDRS Investor (including, without limitation, liability with respect to the validity or worth of PPH HOLDRS Trust’s property), except that each agree to perform its obligations specifically set forth in the Trust Agreement without negligence or bad faith.

Indemnification. Pursuant to the Declaration, all persons that are or have been a trustee or officer of MV Trust (collectively, the “Covered Persons”) shall be indemnified by MV Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to MV Trust or its shareholders by reason of Disabling Conduct or not to have acted in good faith in the reasonable belief that his action was in the best interest of MV Trust; or in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in Disabling Conduct. MV Trust’s Bylaws provides that, to the maximum extent permitted by Delaware law in effect from time to time, MV Trust shall indemnify and, without requiring a preliminary determination of the

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ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of MV Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of MV Trust and at the request of MV Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. MV Trust may, with the approval of the Board, provide such indemnification and advance for expenses to a person who served a predecessor of MV Trust in any of the capacities described in (a) or (b) above and to any employee or agent of MV Trust or a predecessor of MV Trust; except when such indemnification and advance of expenses shall be effective to protect or purport to protect any trustee or officer of MV Trust against liability to MV Trust or its shareholders to which he or she would otherwise be subject by reason of Disabling Conduct.

MV Trust has agreed to indemnify and hold harmless the trustees against any and all expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to MV Trust, to the fullest extent permitted by the Declaration and Bylaws of MV Trust and applicable law.

The Initial Depositor has agreed to indemnify the Trustee against certain civil liabilities related to acts performed or not performed by the Trustee in accordance with the Trust Agreement or periodic reports filed or not filed with the SEC with respect to HOLDRS. Should a court determine not to enforce the indemnification provision, the Initial Depositor also has agreed to contribute to payments the Trustee may be required to make with respect to these liabilities.

U.S. Federal Income Tax Consequences of the Offer

Investors who tender their HOLDRS for exchange in the Offer will generally recognize taxable gains (or losses) in connection with the sales of securities underlying their HOLDRS made by the Transition Manager in the Rebalancing Transaction. As of the date hereof, we expect that approximately 53% of the value of the securities underlying the HOLDRS will be sold by the Transition Manager in the Rebalancing Transaction, although this percentage may change between now and the Expiration Time. The gain (or loss) recognized on the Rebalancing Transaction by PPH HOLDRS Investors will also depend on the particular securities sold and would vary depending on the PPH HOLDRS Investors’ tax basis in the securities sold.

Except with respect to the Rebalancing Transaction, the exchange of HOLDRS for shares of the PPH ETF will generally not be a taxable transaction for U.S. federal income tax purposes. It is intended that the Rebalancing Transaction will result in each PPH HOLDRS Investor transferring a diversified portfolio of securities to the PPH ETF. Although U.S. Holders (defined below in the section “U.S. Federal Income Tax Consequences of the Offer”) who tender their HOLDRS for exchange in the Offer will generally recognize taxable gains (or losses) with respect to securities underlying HOLDRS that are sold in the Rebalancing Transaction, any unrealized gain (or loss) in respect of the underlying securities of HOLDRS that are not sold by the Transition Manager in the Rebalancing Transaction and are transferred to the PPH ETF will generally not be currently taxable and, instead, will generally remain deferred until the PPH ETF shares are sold by PPH HOLDRS Investors or the PPH ETF sells such underlying securities (in which case, such gain or recognized loss will impact the PPH ETF’s overall calculation of its income). U.S. Holders who tender HOLDRS for exchange in the Offer will have a tax basis in the shares of the PPH ETF received in the Offer equal to the tax basis of their share of the underlying securities transferred to the PPH ETF, after taking into account the sales and purchases by the Transition Manager in connection with the Rebalancing Transaction.

U.S. Holders who tender HOLDRS for exchange in the Offer will receive information on the purchase and sale of securities by the Transition Manager in connection with the Rebalancing Transaction. It will be the responsibility of the tendering U.S. Holder, in consultation with its tax advisor, to determine the amount of any gain or loss to such tendering U.S Holder that will generally result from the Rebalancing Transaction, along with such U.S Holder’s tax basis in shares of the PPH ETF received in connection with the Offer.

While PPH HOLDRS Investors should consult their own tax advisers, the section entitled “U.S. Federal Income Tax Consequences of the Offer” provides a summary description of the U.S. federal income tax consequences of the Offer.

Expenses of the Offer

The Offer is being made primarily by the mailing of this Prospectus together with the Offer to Exchange. In addition, employees of Van Eck and its affiliates, without additional compensation, may solicit tenders in person or by telephone, telegraph, facsimile or oral communication. Van Eck has retained The Bank of New York Mellon, acting through the Exchange Agent in connection with the Offer. Van Eck has retained the Information Agent to provide advisory and consulting services in connection with the Offer and to provide information with respect to the Offer to PPH HOLDRS Investors. The estimated fees to be

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paid to the Exchange Agent and the Information Agent are approximately $20,000 and $81,658, respectively. The expenses of the Offer, including the cost of printing, filing and solicitation, and legal and accounting expenses, are expected to be approximately $323,563, all of which will be borne by Van Eck. Furthermore, a cancellation fee will not be charged to PPH HOLDRS Investors that tender in the Offer.

PRINCIPAL RISK FACTORS

The value of an investment in the PPH ETF and PPH HOLDRS Trust is based on the market prices of the securities that they hold. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Investors in the PPH ETF or PPH HOLDRS Trust should be willing to accept a high degree of volatility in the price of the PPH ETF’s shares or HOLDRS and the possibility of significant losses. An investment in the PPH ETF or PPH HOLDRS Trust involves a substantial degree of risk. An investment in the PPH ETF or PPH HOLDRS Trust is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Related to the PPH ETF and PPH HOLDRS Trust

Risk of Investing in the Pharmaceutical Sector. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of medical products. Significant uncertainty exists as to the reimbursement

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status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical sector have been and will likely continue to be extremely volatile. Some of the companies in the Index are engaged in other lines of business unrelated to pharmaceuticals, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional pharmaceutical activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Certain companies in which the PPH ETF may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, taxation by foreign governments and political instability.

Concentration Risk. The assets of PPH HOLDRS Trust are concentrated in the pharmaceutical sector and, as of the date of this Prospectus, the Index that the PPH ETF replicates is concentrated in the pharmaceutical sector. The securities of many or all of the companies in the pharmaceutical sector may decline in value due to developments adversely affecting the pharmaceutical sector. By concentrating their assets in the pharmaceutical sector, PPH HOLDRS Trust and the PPH ETF are subject to the risk that economic, political or other conditions that have a negative effect on the pharmaceutical sector will negatively impact PPH HOLDRS Trust and the PPH ETF to a greater extent than if their assets were invested in a wider variety of sectors.

Non-Diversified Risk. The PPH ETF is classified as a “non-diversified” investment company under the 1940 Act. As a result, the PPH ETF is subject to the risk that it will be more volatile than a diversified fund because the PPH ETF may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the PPH ETF’s NAV and may make the PPH ETF more volatile than more diversified funds.

As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities included in PPH HOLDRS Trust, PPH HOLDRS Trust may not necessarily be a diversified investment in the pharmaceutical industry. In addition, reconstitution events, a distribution of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, PPH HOLDRS Trust, may also reduce diversification. HOLDRS may represent a concentrated investment in one or more of the underlying securities, which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

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Market Risk. The prices of the securities in PPH HOLDRS Trust and the PPH ETF are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in PPH HOLDRS Trust and the PPH ETF may lose money.

Trading Issues. Trading in HOLDRS and the shares of the PPH ETF on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in HOLDRS or the shares of the PPH ETF inadvisable. In addition, trading on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of HOLDRS and the shares of the PPH ETF will continue to be met or will remain unchanged. In the event that trading in HOLDRS is halted, a PPH HOLDRS Investor will only be able to trade the underlying securities if he or she cancels his or her HOLDRS and receives each of the underlying securities. Furthermore, if PPH HOLDRS Trust is delisted by NYSE Arca, a termination event will result under the terms of the Trust Agreement unless HOLDRS are listed for trading on another U.S. national securities exchange within five business days from the date HOLDRS are delisted.

Risks Related to the PPH ETF

Fluctuation of NAV. The NAV of shares of the PPH ETF will fluctuate with changes in the market value of the PPH ETF’s securities holdings. The market prices of shares of the PPH ETF will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The PPH ETF cannot predict whether shares of the PPH ETF will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares of the PPH ETF will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If shares are purchased at a time when the market price is at a premium to the NAV or sold at a time when the market price is at a discount to the NAV, a shareholder may sustain losses.

Replication Management Risk. Unlike many investment companies, the PPH ETF is not “actively” managed. Therefore, unless a specific security is removed from the Index, the PPH ETF generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, the PPH ETF may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the PPH ETF involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the PPH ETF from one type of security to another in seeking to replicate the Index could have a negative effect on the PPH ETF. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the PPH ETF’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

No Guarantee of Active Trading Market. The PPH ETF is a newly organized series of an investment company. While shares of the PPH ETF are expected to be listed on NYSE Arca, there can be no assurance that an active trading market for the shares will develop or be maintained. The PPH ETF’s distributor does not maintain a secondary market in the shares of the PPH ETF.

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Index Tracking Risk. The PPH ETF’s return may not match the return of the Index for a number of reasons. For example, the PPH ETF incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the PPH ETF’s securities holdings to reflect changes in the composition of the Index. The PPH ETF’s return may also deviate significantly from the return of the Index because the PPH ETF bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. The PPH ETF may not be fully invested at times as a result of reserves of cash held by the PPH ETF to pay expenses. In addition, the PPH ETF may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to a lack of liquidity on stock exchanges in which such securities trade. Moreover, the PPH ETF may be delayed in purchasing or selling securities included in the Index. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the PPH ETF’s ability to replicate the performance of the Index. In addition, if the PPH ETF utilizes depositary receipts not included in the Index and other derivative instruments, its return may not correlate as well with the Index as would be the case if the PPH ETF had purchased all the securities in the Index directly.

Risk of Investing in Depositary Receipts. Depositary receipts in which the PPH ETF may invest are receipts issued by banks or trust companies listed on U.S. exchanges that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market.

Risk of Investing in Medium-Capitalization Companies. The PPH ETF may invest in medium-capitalization companies and, therefore, will be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risks Related to PPH HOLDRS Trust

Not necessarily representative of the pharmaceutical industry. At the time of the initial offering of HOLDRS, the companies included in PPH HOLDRS Trust were generally considered to be involved in various segments of the pharmaceutical industry. However, as a result of distributions of securities by companies included in PPH HOLDRS Trust or other corporate events, securities of companies that were not included in PPH HOLDRS Trust and that are not involved in the pharmaceutical industry may be included in PPH HOLDRS Trust. In addition, companies that were included in PPH HOLDRS Trust at the time of the initial offering may not still be involved in the pharmaceutical industry, but may still be included in PPH HOLDRS Trust. As a result, the market price of the underlying securities in PPH HOLDRS Trust may not necessarily follow the price movements of the entire pharmaceutical industry.

Not necessarily comprised of solely pharmaceutical companies. As a result of distributions of securities by companies included in PPH HOLDRS Trust or other corporate events, such as mergers, securities of companies that are not currently included in PPH HOLDRS Trust and that are not involved in the

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pharmaceutical industry may be included in PPH HOLDRS Trust. The securities of a new company will only be distributed from PPH HOLDRS Trust if the securities have a different Standard & Poor’s Corporation sector classification than any of the underlying issuers included in PPH HOLDRS Trust at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq National Market System. As of the date of this Prospectus, Standard & Poor’s Corporation sector classifications are based upon the Standard & Poor’s GICS sectors. As there are only 10 broadly defined GICS sectors, the use of GICS sectors to determine whether a new company will be included in PPH HOLDRS Trust provides no assurance that each new company included in PPH HOLDRS Trust will be involved in the pharmaceutical industry. Currently, the underlying securities included in PPH HOLDRS Trust are represented in the Health Care GICS sector. As each Standard & Poor’s GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in PPH HOLDRS Trust, and yet not be involved in the pharmaceutical industry. In addition, the GICS sector classifications of securities included in PPH HOLDRS Trust may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor’s alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in PPH HOLDRS Trust, which may also result in the inclusion in PPH HOLDRS Trust of the securities of a new company that is not involved in the pharmaceutical industry.

Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in PPH HOLDRS Trust or other corporate events, a HOLDRS may represent an interest in a fractional share of an underlying security. PPH HOLDRS Investors will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which they own only fractional shares to the extent that the depositary aggregates their fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to the shareholders based on their proportional, fractional shares in the underlying securities. In addition, if a shareholder surrenders his or her HOLDRS to receive the underlying securities he or she will receive cash in lieu of his or her fractional shares. PPH HOLDRS Investors will not be entitled to any securities if their interest in an underlying security is only a fraction of a share.

No Investigation of Underlying Securities. The underlying securities initially included in PPH HOLDRS Trust were selected by the Initial Depositor based on the market capitalization of the issuers and the market liquidity of securities in the pharmaceutical industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, PPH HOLDRS Trust, the Trustee, the Initial Depositor, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by PPH HOLDRS Trust, the Trustee, the Initial Depositor, or their respective affiliates.

Conflicting Investment Choices. In order to sell one or more of the underlying securities included in PPH HOLDRS Trust individually, participate in any form of stock repurchase program by an issuer of an underlying security or participate in a tender offer relating to one or more of the underlying securities, a PPH HOLDRS Investors will be required to cancel their HOLDRS and receive delivery of each of the underlying securities. The cancellation of HOLDRS will allow a shareholder to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of HOLDRS will involve payment of a cancellation fee to the Trustee.

Possible Conflicts of Interest. The Initial Depositor selected the underlying securities that were originally included in PPH HOLDRS Trust and may face possible conflicts of interest as the Initial Depositor and its

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affiliates may provide investment banking or other services for issuers of the underlying securities in connection with its business.

CAPITALIZATION TABLE (UNAUDITED)

The following table sets forth the capitalization of HOLDRS and the PPH ETF as of November 4, 2011 and on a pro forma combined basis (assuming that all outstanding HOLDRS of PPH HOLDRS Trust are tendered for exchange in the Offer) as if the Offer had been consummated on that date:

	Net Assets ($)	Shares/HOLDRS Outstanding	NAV Per Share/HOLDRS ($)

PPH HOLDRS Trust	$510,035,619	7,464,300	$68.33
PPH ETF	0	0	0
Pro Forma PPH ETF	$510,035,619	7,464,300	$68.33

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

The following is a summary of certain U.S. federal income tax consequences to PPH HOLDRS Investors who exchange their HOLDRS for shares of the PPH ETF. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant. The discussion is based on current provisions of the Internal Revenue Code, existing, proposed and temporary regulations thereunder and administrative and judicial interpretations thereof, all of which are subject to change, possibly with a retroactive effect. The discussion applies to PPH HOLDRS Investors who hold HOLDRS as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

This summary does not discuss all aspects of U.S. federal income taxation which may be relevant certain types of PPH HOLDRS Investors subject to special U.S. federal income tax rules (e.g., financial institutions, broker-dealers, partnerships or other pass-through entities, non-U.S. persons and entities, insurance companies, expatriates, tax-exempt organizations, PPH HOLDRS Investors who hold their HOLDRS as part of a hedge, straddle or conversion or other integrated transaction). In addition, the PPH ETF has not sought a ruling from the Internal Revenue Service (the “IRS”) or an opinion from its tax counsel regarding any U.S. federal income tax consequences of the Offer and there is no assurance that the IRS would not challenge any of the conclusions set forth herein.

The discussion below applies only to PPH HOLDRS Investors that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of HOLDRS that is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. This discussion does not consider the effect of any foreign, state or local tax laws.

If a partnership (or other entity taxable as a partnership for U.S. federal income tax purposes) holds HOLDRS, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold HOLDRS, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal, state, local and foreign tax

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consequences to them of participating in the Offer. PPH HOLDRS Investors that are neither U.S. Holders nor partnerships should also consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences to them of participating in the Offer.

Because individual circumstances may differ, each PPH HOLDRS Investor should consult its, his or her own tax advisor to determine the applicability of the rules discussed below and the particular tax effects of the Offer, including the application and effect of any state, local and foreign tax laws and of changes in such laws.

The exchange of HOLDRS for shares in the PPH ETF pursuant to the Offer will generally not be a taxable transaction for U.S. federal income tax purposes. In particular, Section 351(a) of the Internal Revenue Code states the general rule that “no gain or loss shall be recognized if property is transferred to a corporation by one or more persons solely in exchange for stock in such corporation” if immediately after the exchange such persons along with any other transferors own at least 80 percent of the voting power of the stock of the corporation and at least 80 percent of each class of nonvoting stock of the corporation. Section 351(e) of the Internal Revenue Code, however, contains an exception to the nonrecognition of gain and loss for transfers of property to an “investment company.” A transfer of property to the PPH ETF will be treated as a transfer to an investment company only if the transfer results in a diversification of the interests of the transferring persons. Diversification will not result if the transferring persons transfer either identical property to the company or a diversified portfolio of securities. It is intended that the Rebalancing Transaction will result in each PPH HOLDRS Investor transferring a diversified portfolio of securities to the PPH ETF. Although U.S. Holders who tender their HOLDRS for exchange in the Offer will generally recognize taxable gains (or losses) with respect to securities underlying HOLDRS that are sold in the Rebalancing Transaction, any unrealized gain (or loss) in respect of the underlying securities of HOLDRS that are not sold by the Transition Manager in the Rebalancing Transaction and are transferred to the PPH ETF will generally not be currently taxable and, instead, will generally remain deferred until the PPH ETF shares are sold by PPH HOLDRS Investors or the PPH ETF sells such underlying securities (in which case, such gain or recognized loss will impact the PPH ETF’s overall calculation of its income). However, in connection with the Rebalancing Transaction, the Transition Manager will sell certain securities underlying HOLDRS which are tendered for exchange in the Offer and purchase other securities in the open market so that the portfolio of securities transferred to the PPH ETF on behalf of PPH HOLDRS Investors conforms as closely as possible to the securities in the Index.

U.S. Holders who tender HOLDRS for exchange in the Offer will have a tax basis in the shares of the PPH ETF received in the Offer equal to the tax basis of their share of the underlying securities transferred to the PPH ETF, after taking into account the sales and purchases by the Transition Manager in connection with the Rebalancing Transaction.

A U.S. Holder’s initial tax basis in each of the securities underlying HOLDRS, regardless of whether such securities are sold in the Rebalancing Transaction or transferred to the PPH ETF, is generally determined by allocating the purchase price for HOLDRS among the underlying securities based on their relative fair market values at the time of purchase of HOLDRS. A U.S. Holder’s tax basis in their share of the securities purchased in the Rebalancing Transaction will generally equal the purchase price for such securities.

U.S. Holders who tender HOLDRS for exchange in the Offer will receive information on the purchase and sale of securities by the Transition Manager in connection with the Rebalancing Transaction. It will be the responsibility of the tendering U.S. Holder, in consultation with its tax advisor, to determine the amount of any gain or loss to such tendering U.S Holder that will generally result from the Rebalancing Transaction, along with such U.S Holder’s tax basis in shares of the PPH ETF received in connection with the Offer.

ADDITIONAL INFORMATION ABOUT THE PPH ETF

Principal Investment Strategies

Van Eck anticipates that, generally, the PPH ETF will hold all of the securities that comprise the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the PPH ETF may purchase a sample of securities in the Index. There also may be instances in which Van Eck may choose to underweight or overweight a security in the Index, purchase securities not in the Index that Van Eck believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The PPH ETF may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.

Additional Investment Strategies

The PPH ETF may invest its remaining assets in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives. Depositary receipts may be used by the PPH ETF in seeking performance that corresponds to the Index, and in managing cash flows. The PPH ETF will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The PPH ETF may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds.

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Borrowing Money. The PPH ETF may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that the PPH ETF borrows money, it will be leveraged; at such times, the PPH ETF will appreciate or depreciate in value more rapidly than the Index.

Lending Portfolio Securities. The PPH ETF may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the PPH ETF receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the PPH ETF will receive collateral in connection with all loans of its securities holdings, the PPH ETF would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the PPH ETF). In addition, the PPH ETF will bear the risk of loss of any cash collateral that it invests.

The investment policies of the PPH ETF are non-fundamental investment policies that may be changed by the Board without shareholder approval, except as set forth in Appendix B to this Prospectus. For a further description of the PPH ETF’s fundamental and non-fundamental investment policies, see Appendix B to this Prospectus.

Index Constituents

As of November 4, 2011, the following common stocks and/or depositary receipts comprised the Index:

Abbott Laboratories	Mylan Inc.
Allergan Inc.	Novartis AG ADS
AstraZeneca PLC ADS	Novo Nordisk A/S ADS
Bristol-Myers Squibb Co.	Perrigo Co.
Elan Corp. PLC ADS	Pfizer Inc.
Eli Lilly & Co.	Salix Pharmaceuticals Ltd.
Endo Pharmaceuticals Holdings Inc.	Sanofi ADS
Forest Laboratories Inc.	Shire PLC ADS
GlaxoSmithKline PLC ADS	Teva Pharmaceutical Industries Ltd. ADS
Hospira Inc.	Valeant Pharmaceuticals International Inc.
Johnson & Johnson	Warner Chilcott Plc
Medicis Pharmaceutical Corp.	Watson Pharmaceuticals Inc.
Merck & Co Inc

Additional Risks

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The PPH ETF’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the PPH ETF invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or

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improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and the PPH ETF could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the PPH ETF.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the PPH ETF’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the PPH ETF’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the PPH ETF’s rights as a creditor (e.g., the PPH ETF may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the PPH ETF’s derivative positions at any time.

Leverage Risk. To the extent that the PPH ETF borrows money or utilizes certain derivatives, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the PPH ETF’s portfolio securities.

Absence of Prior Active Market. The PPH ETF is a newly organized series of an investment company and thus has no operating history. While the PPH ETF’s shares are expected to be listed on NYSE Arca, there can be no assurance that active trading markets for the shares will develop or be maintained. Van Eck Securities Corporation, the PPH ETF’s distributor does not maintain a secondary market in the shares.

Trading Issues. Trading in shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the PPH ETF will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the shares will fluctuate with changes in the market value of the PPH ETF’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Management of the PPH ETF

Board of Trustees. The Board has responsibility for the general oversight of the management of the PPH ETF, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of MV Trust. A list of the trustees and MV Trust officers, and their present positions and principal occupations, is provided in the Statement of Additional Information.

Investment Adviser. Under the terms of an Investment Management Agreement between MV Trust and Van Eck with respect to the PPH ETF (the “Investment Management Agreement”), Van Eck serves as the adviser to the PPH ETF and, subject to the supervision of the Board, will be responsible for the day-to-day investment management of the PPH ETF. As of September 30, 2011, the Adviser managed

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approximately $31.334 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017.

A discussion regarding the Board’s approval of the Investment Management Agreement will be available in the annual report for the fiscal year ending December 31, 2011.

For the services provided to the PPH ETF under the Investment Management Agreement, the PPH ETF will pay the Adviser monthly fees based on a percentage of the PPH ETF’s average daily net assets at the annual rate of 0.35%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2013, the Adviser has agreed to waive fees and/or pay PPH ETF expenses to the extent necessary to prevent the operating expenses of the PPH ETF (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of its average daily net assets per year. Offering costs excluded from the expense cap are: (a) legal fees pertaining to the PPH ETF’s shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for shares of the PPH ETF to be listed on an exchange.

The PPH ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck is the administrator for the PPH ETF (the “Administrator”), and The Bank of New York Mellon is the custodian of the PPH ETF’s assets and provides transfer agency and fund accounting services to the PPH ETF. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the shares of the PPH ETF. The Distributor will not distribute shares of the PPH ETF in less than Creation Units, and does not maintain a secondary market in such shares. The shares of the PPH ETF are expected to be traded in the secondary market.

Portfolio Managers. The portfolio managers who currently share joint responsibility for the day-to-day management of the PPH ETF’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004 as an Analyst. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007 as a Senior Analyst. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006 – December 2007) and a Senior Finance Associate (August 2004 – August 2006) for United Airlines. Because the PPH ETF is new, Messrs. Liao and Cao will be serving as the portfolio managers of the PPH ETF since its inception. Additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the PPH ETF is provided in the Statement of Additional Information.

Performance

The PPH ETF has not yet commenced operations and therefore does not have a performance history. Once available, the PPH ETF’s performance information will be accessible on the PPH ETF’s website at vaneck.com/PPH ETF.

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Portfolio Holdings

A description of the PPH ETF’s policies and procedures with respect to the disclosure of the PPH ETF’s portfolio securities is available in the Statement of Additional Information.

Premium/Discount Information

The PPH ETF has not yet commenced operations and, therefore, does not have information about the differences between the PPH ETF’s daily market price on NYSE Arca and its NAV. Information regarding how often the shares of the PPH ETF are traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the PPH ETF during the past four calendar quarters, as applicable, will be available at vaneck.com/ETF.

Financial Information and Financial Statements

The PPH ETF has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history. The Board of MV Trust has approved Ernst & Young LLP to act as the independent registered public accounting firm for the PPH ETF that will audit the PPH ETF’s financial statements annually.

Pricing, Purchase and Redemption of Shares

For more information on the pricing, purchase and redemption of shares of the PPH ETF, see Appendix C to this Prospectus.

Distribution Arrangements

For more information on the distribution arrangements of the PPH ETF, see Appendix C to this Prospectus.

U.S. Federal Income Tax Consequences of Investing in the PPH ETF

For more information on the U.S. federal income tax consequences of investing in the PPH ETF, see Appendix C to this Prospectus.

ADDITIONAL INFORMATION ABOUT PPH HOLDRS TRUST

Listing

HOLDRS are listed on NYSE Arca under the symbol “PPH.” As of November 4, 2011, there were 7,464,300 outstanding HOLDRS issued by PPH HOLDRS Trust. On August 11, 2011, the date that the Offer was announced, and November 4, 2011, the last reported sale prices of HOLDRS on NYSE Arca were $64.17 and $67.86, respectively. See the section entitled “Additional Information about PPH HOLDRS Trust—Historical Price Information” for a list of the quarterly high and low sales prices from June 2009 through September 2011.

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The Trustee

The Bank of New York Mellon, a New York state-chartered banking organization, acts as the trustee to PPH HOLDRS Trust and receives compensation as set forth in the Trust Agreement. The Trustee is responsible for receiving deposits of underlying securities and delivering HOLDRS representing the underlying securities issued by PPH HOLDRS Trust. The Trustee holds the underlying securities on behalf of PPH HOLDRS Investors.

Purchases and Sales of HOLDRS

The number of outstanding HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. Investors may acquire HOLDRS through an in-kind deposit of the required number of securities of the underlying issuers with the Trustee, or through a cash purchase in the secondary trading market and they may only acquire, hold or transfer HOLDRS in a round-lot amount of 100 HOLDRS or round-lot multiples. The expenses associated with buying and selling HOLDRS in the secondary market are generally less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges. The Trustee charges an issuance fee of up to $10.00 for each round-lot of 100 HOLDRS and a cancellation fee of up to $10.00 for each round-lot of 100 HOLDRS.

Fees and Expenses

Sales commissions may also be charged by the executing broker when purchasing HOLDRS. In addition, the Bank of New York Mellon, as Trustee and as custodian, charges a quarterly custody fee of $2.00 for each round-lot of 100 HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by PPH HOLDRS Trust. The Trustee waives that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Withdrawal

PPH HOLDRS Investors have the right to withdraw the underlying securities upon request by delivering a round-lot or integral multiple of a round-lot of HOLDRS to the Trustee, during the Trustee’s business hours, and paying the cancellation fees, taxes and other charges. Withdrawing PPH HOLDRS Investors are expected to receive the underlying securities no later than the business day after the Trustee receives a proper notice of cancellation. The Trustee does not deliver fractional shares of underlying securities. To the extent that any cancellation of HOLDRS otherwise requires the delivery of a fractional share, the Trustee will sell the fractional share in the market and PPH HOLDRS Trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, HOLDRS themselves do not have voting rights.

Rights Relating to Underlying Securities

PPH HOLDRS Investors have undivided beneficial ownership interests in each of the underlying securities represented by HOLDRS, and can cancel their HOLDRS to receive each of the underlying securities represented by HOLDRS.

Because HOLDRS represent a beneficial ownership of the underlying securities, PPH HOLDRS Investors have the same rights and privileges as if they owned the underlying securities beneficially outside of PPH HOLDRS Trust. These include the right to instruct the Trustee to vote the underlying securities, the right

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to receive any dividends and other distributions on the underlying securities that are declared and paid to the Trustee by an issuer of an underlying security, the right to pledge HOLDRS and the right to surrender HOLDRS to receive the underlying securities. HOLDRS do not change a PPH HOLDRS Investor’s beneficial ownership in the underlying securities under U.S. federal securities laws. However, due to the nature of HOLDRS, a PPH HOLDRS Investor will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless the PPH HOLDRS Investor cancels his or her HOLDRS (and pay the applicable fees) and receives all of the underlying securities. A PPH HOLDRS Investor is not a registered owner of the underlying securities. In order to become a registered owner, a PPH HOLDRS Investor would need to surrender their HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

The Trust Agreement entitles PPH HOLDRS Investors to receive, subject to certain limitations and net of any fees and expenses of the Trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into PPH HOLDRS Trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor’s GICS sector classification that is different from the GICS sectors classifications represented in PPH HOLDRS Trust at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to a PPH HOLDRS Investor, may be disposed of for such person’s benefit or may lapse. There may be a delay between the time any cash or other distribution is received by the Trustee with respect to the underlying securities and the time such cash or other distributions are distributed to PPH HOLDRS Investors.

In addition, PPH HOLDRS Investors are not entitled to any interest on any distribution by reason of any delay in distribution by the Trustee. If any tax or other governmental charge becomes due with respect to HOLDRS or any underlying securities, PPH HOLDRS Investors will be responsible for paying that tax or governmental charge. If a PPH HOLDRS Investor wishes to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, he or she must surrender his or her HOLDRS (and pay the applicable fees and expenses) and receive all of his or her underlying securities in exchange for HOLDRS.

Automatic Distribution of Underlying Securities

The Trust Agreement provides for the automatic distribution of underlying securities from PPH HOLDRS Trust to PPH HOLDRS Investors in the following four circumstances:

A.

If an issuer of underlying securities no longer has a class of securities registered under Section 12 of the Exchange Act, then its securities will no longer be an underlying security and the Trustee will distribute the shares of that company to PPH HOLDRS Investors.

B.

If the SEC finds that an issuer of underlying securities should be registered as an investment company under the 1940 Act, and the Trustee has actual knowledge of the SEC finding, then the Trustee will distribute the shares of that company to PPH HOLDRS Investors.

C.

If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation or other corporate combination or other event, the Trustee will distribute the consideration paid by and received from the acquiring company or the securities received in

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exchange for the securities of the underlying issuer whose securities cease to be outstanding to PPH HOLDRS Investors only if the distributed securities have a different Standard & Poor’s GICS sector classification than any of the underlying securities represented in PPH HOLDRS Trust at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received will be deposited into PPH HOLDRS Trust.

D.

If an issuer’s underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted, then the Trustee will distribute the shares of that company to PPH HOLDRS Investors.

To the extent a distribution of underlying securities from PPH HOLDRS Trust is required as a result of a reconstitution event, the Trustee will deliver the underlying security to PPH HOLDRS Investors as promptly as practicable after the date that the Trustee has knowledge of the occurrence of a reconstitution event. In addition, securities of a new company will be added to PPH HOLDRS Trust, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor’s GICS sector classification that is different from the GICS sector classification of any other security then included in PPH HOLDRS Trust or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

The Trust Agreement gives the Trustee the authority to sell the underlying securities that remain in PPH HOLDRS Trust at any time after the expiration of four months following the termination date of PPH HOLDRS Trust.

Termination of PPH HOLDRS Trust

The Trust Agreement states that PPH HOLDRS Trust will terminate (i) on December 31, 2040 (ii) earlier if a termination event occurs or (iii) upon notice by the Trustee to PPH HOLDRS Investors at least 30 days prior to the early termination date. PPH HOLDRS Trust will terminate on the closing date of the Asset Purchase Agreement, which is expected to occur on the date following the day the Expiration Time occurs.

Book-Entry Form

HOLDRS are issued in book-entry form and are evidenced by one or more global certificates that the Trustee has deposited with The Depository Trust Company or “DTC.” Transfers within DTC will be in accordance with DTC’s usual rules and operating procedures.

Amendments to Trust Agreement

The Trustee and the Initial Depositor may amend any provisions of the Trust Agreement without the consent of any other depositor or any PPH HOLDRS Investors. Promptly after the execution of any amendment to the Trust Agreement, the Trustee must furnish or cause to be furnished written notification of the substance of the amendment to each PPH HOLDRS Investor. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of PPH HOLDRS Investors will not become effective until 30 days after notice of the amendment is provided to PPH HOLDRS Investors.

26

U.S. Federal Income Tax Consequences

For U.S. federal income tax purposes, the PPH HOLDRS Investors are treated as directly owning the securities underlying HOLDRS. An investment in HOLDRS generally does not result in any U.S. federal income tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Underlying Securities

As of November 4, 2011, the following underlying securities comprised PPH HOLDRS Trust:

Abbott Laboratories	Medco Health Solutions Inc.
Allergan Inc.	Merck & Co Inc
Bristol-Myers Squibb Co.	Mylan Inc.
Eli Lilly & Co.	Pfizer Inc.
Forest Laboratories Inc.	Valeant Pharmaceuticals International Inc.
Hospira Inc.	Watson Pharmaceuticals Inc.
Johnson & Johnson	Zimmer Holdings Inc.

Historical Price Information

The following table sets forth the high and low sale prices at which HOLDRS traded on NYSE Arca on a quarterly basis from June 2009 through September 2011.

Quarter Ended	High Sales Price ($)	Low Sales Price ($)

June 2009	$60.22	$53.12
September 2009	$65.97	$57.84
December 2009	$68.45	$60.84
March 2010	$70.18	$63.41
June 2010	$66.74	$53.89
September 2010	$65.74	$58.35
December 2010	$66.97	$62.44
March 2011	$66.76	$62.66
June 2011	$72.71	$66.20
September 2011	$72.25	$60.56

Control Persons

The following persons were known to own of record or beneficially 5% or more of the outstanding HOLDRS as of November 4, 2011. This information is based on publicly filed Schedule 13F filings:

Name and Address	% of Ownership

Citigroup Inc.
399 Park Avenue
New York, New York 10043	21.88%

Morgan Stanley
1585 Broadway
New York, New York 10036	11.64%

JPMorgan Chase & Co.
270 Park Avenue
New York, New York 10017	7.39%

27

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the PPH ETF will be passed upon by Dechert LLP, New York, New York.

AVAILABLE INFORMATION

PPH HOLDRS Trust and MV Trust are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information, if any and when available, about PPH HOLDRS Trust and MV Trust which are of public record can be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about PPH HOLDRS Trust and MV Trust, including the PPH ETF, are available on the EDGAR Database on the SEC’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

IMPORTANT DISCLOSURE

All information in this Prospectus (other than opinions or expectations) concerning the PPH HOLDRS Trust and the HOLDRS, including their business and operations, was provided by Merrill Lynch. All information in this Prospectus concerning the PPH ETF, including its business and operations, was provided by Van Eck. Information on HOLDRS assets under management and trading volume was sourced from Bloomberg.

28

APPENDIX A

MARKET VECTORS US LISTED PHARMACEUTICAL 25 INDEX

The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive the majority of their revenues from pharmaceuticals, which include pharmaceutical research and development as well as production, marketing and sales of pharmaceuticals. Of the largest 50 stocks in the pharmaceutical sector by full market capitalization, the top 25 by free-float market capitalization (e.g., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Index.

Constituent stocks of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three- month average daily trading volume value of at least $1 million to be eligible for the Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. Only shares that trade on a recognized U.S. exchange may qualify (e.g., stocks must be “reported securities” under Rule 11Aa3-1 under the Exchange Act).

As of November 4, 2011, the Index included 25 securities of companies with a market capitalization range of between approximately $2 billion to $176 billion and an average market capitalization of $74 billion. These amounts are subject to change.

The Index is calculated and maintained by Structured Solutions AG on behalf of the Index Provider. Index values are calculated daily and are disseminated every 15 seconds between the hours of approximately 9:30 a.m. and 4:15 p.m. (Eastern time).

The Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Index is rebalanced semi-annually, at the close of business on the third Friday in March and/or September and companies are added and/or deleted based upon the Index eligibility criteria. Companies with recent stock exchange listings (i.e., recent initial public offerings) may be added to the Index on a semi-annual basis, provided the companies meet all eligibility criteria and have been trading for more than 30 trading days. The share weights of the Index components are adjusted on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Index is issued on the Friday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

License Agreement and Disclaimers

The Adviser has entered into a licensing agreement with the Index Provider to use the Index. The Adviser has also granted the Index Provider a license to use the phrase “Market Vectors” in connection with the Index. The PPH ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

Appendix A–1

Shares of the PPH ETF are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the shares of the PPH ETF or any member of the public regarding the advisability of investing in securities generally or in the shares of the PPH ETF particularly or the ability of the Index to track the performance of the securities markets. The Index is determined and composed by the Index Provider without regard to the Adviser or the shares of the PPH ETF. The Index Provider has no obligation to take the needs of the Adviser or the owners of the shares of the PPH ETF into consideration in determining or composing the Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the shares of the PPH ETF to be issued or in the determination or calculation of the equation by which the shares of the PPH ETF are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the shares of the PPH ETF.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PPH ETF is not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trade mark or its price at any time or in any other respect. The Index is calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Index Provider, Structured Solutions AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the PPH ETF. Neither the publication of the Index by Structured Solutions AG nor the licensing of the Index or its trade mark for the purpose of use in connection with the PPH ETF constitutes a recommendation by Structured Solutions AG to invest capital in the PPH ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in the PPH ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of this Prospectus.

Appendix A–2

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PPH ETF

FUNDAMENTAL INVESTMENT RESTRICTIONS

Restriction
Borrowing	The PPH ETF may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

Underwriting

The PPH ETF may not engage in the business of underwriting securities issued by others, except to the extent that the PPH ETF may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities or in connection with its investments in other investment companies.

Issuing Senior Securities	The PPH ETF may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

Investing in Real Estate

The PPH ETF may not purchase or sell real estate, except that the PPH ETF may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the PPH ETF as a result of the ownership of securities.

Investing in Commodities

The PPH ETF may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

Lending of Funds and Securities

The PPH ETF may not make loans, except that the PPH ETF may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

Industry Concentration

The PPH ETF will not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the PPH ETF will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the PPH ETF replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Restriction
Illiquid Securities

The PPH ETF will not invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of the PPH ETF’s net assets would

Appendix B–1

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

be invested in such securities.

Short Sales	The PPH ETF will not make short sales of securities.

Purchasing Securities on Margin

The PPH ETF may not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the PPH ETF or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

Joint Trading

The PPH ETF may not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the PPH ETF and any other account under common or affiliated management may be combined or allocated between the PPH ETF and such account.

Investing in Securities of Other Investment Companies

The PPH ETF may not invest purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the PPH ETF may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Appendix B–2

APPENDIX C

PRICING, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE PPH ETF

Determination of NAV

The NAV per share for the PPH ETF is computed by dividing the value of the net assets of the PPH ETF (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the PPH ETF is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the PPH ETF’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time the PPH ETF calculates its NAV, the security will be fair valued by the Adviser in accordance with MV Trust’s valuation policies and procedures approved by the Board. The PPH ETF may also use fair value pricing in a variety of circumstances, including but not limited to, trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the PPH ETF’s NAV and the prices used by the PPH ETF’s Index. This may adversely affect the PPH ETF’s ability to track the Index.

Buying and Selling Shares of the PPH ETF

The shares of the PPH ETF are expected to be approved for listing on NYSE Arca, subject to notice of issuance. If you buy or sell shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the PPH ETF’s shares, this spread can increase significantly. It is anticipated that the shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of shares are more likely to differ significantly from the shares’ NAV.

DTC serves as securities depository for the shares. (The shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants. Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered

Appendix C–1

the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. MV Trust understands that under existing industry practice, in the event MV Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, MV Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the PPH ETF does not price its shares, the value of the securities in the PPH ETF’s portfolio may change on days when shareholders will not be able to purchase or sell the PPH ETF’s shares.

Market Timing and Related Matters. The PPH ETF imposes no restrictions on the frequency of purchases and redemptions. The Board considered the nature of the PPH ETF (i.e., a fund whose shares are expected to trade intra-day), that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the PPH ETF reserves the right to reject orders that may be disruptive to the management of or otherwise not in the PPH ETF’s best interests and that the PPH ETF fair values certain of its securities. Given this structure, the Board determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the PPH ETF at the present time.

Distributions

Net Investment Income and Capital Gains. As a shareholder of the PPH ETF, you are entitled to your share of the PPH ETF’s distributions of net investment income and net realized capital gains on its investments. The PPH ETF pays out substantially all of its net earnings to its shareholders as “distributions.”

The PPH ETF typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to PPH ETF shareholders as dividends from net investment income. The PPH ETF realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the PPH ETF may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the PPH ETF owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Appendix C–2

Distributions in cash may be reinvested automatically in additional shares of the PPH ETF only if the broker through which you purchased shares makes such option available.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by MV Trust on an ongoing basis, a “distribution,” as such term is used in the 1933 Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Certain U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of owning shares of the PPH ETF. As with any investment, you should consider how your PPH ETF investment will be taxed. The tax information below is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the PPH ETF, including the possible application of foreign, state and local taxes. Unless your investment in the PPH ETF is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the PPH ETF makes distributions, (ii) you sell shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the PPH ETF expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. The PPH ETF may also pay a special distribution at any time to comply with U.S. federal tax requirements.

Appendix C–3

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the PPH ETF. Distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the PPH ETF owned the investments that generated them, rather than how long you have owned your shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will generally return to 20% for taxable years beginning after December 31, 2012.

For taxable years beginning before January 1, 2013, the PPH ETF may receive dividends, the distribution of which the PPH ETF may report as qualified dividends. In the event that the PPH ETF receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the PPH ETF levels.

A portion of the initial assets of the PPH ETF obtained through the Offer may have a tax basis below the market value of such assets, which could potentially result in taxable gain to the PPH ETF when such assets are sold. Further, to the extent that such assets are obtained from certain corporate beneficial owners of PPH HOLDRS Trust, the PPH ETF could potentially be subject to tax on their portion of the amount of unrealized gain in such assets at the time of the exchange offer when the assets are sold.

Distributions in excess of the PPH ETF’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the PPH ETF’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the PPH ETF may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of the PPH ETF’s total assets at the end of its taxable year consist of foreign securities, the PPH ETF may elect to “pass through” to its investors certain foreign income taxes paid by the PPH ETF, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the PPH ETF’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the PPH ETF’s foreign income taxes.

If you are not a citizen or resident alien of the United States, the PPH ETF’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), the PPH ETF may, under certain circumstances, designate all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be

Appendix C–4

exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The PPH ETF does not expect to pay significant amounts of interest related dividends. The PPH ETF may also determine to not make reports of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the 30% U.S. withholding tax.

An individual nonresident shareholder generally will be required to include the value of the PPH ETF shares in his or her gross estate for U.S. federal income tax purposes, and may be subject to U.S. federal estate tax, unless an applicable estate tax treaty provides otherwise. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of U.S. federal estate tax.

The PPH ETF may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%, and is scheduled to increase to 31% after 2012. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed shares. Currently, any capital gain or loss realized upon a sale of shares is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. The ability to deduct capital losses may be limited. A redemption of a shareholder’s PPH ETF shares for cash is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the “wash sale” rules. A person who exchanges securities for Creation Units generally will recognize a gain or loss.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the PPH ETF. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the PPH ETF under all applicable tax laws.

Appendix C–5

MARKET VECTORS ETF TRUST,
on behalf of its series, Market Vectors Pharmaceutical ETF (NYSE Arca: PPH)
335 Madison Avenue, 19th Floor
New York, New York 10017
(212) 293-2000

STATEMENT OF ADDITIONAL INFORMATION

November 10, 2011

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus, dated November 10, 2011 (the “Prospectus”) relating specifically to an exchange offer pursuant to which Market Vectors Pharmaceutical ETF (the “PPH ETF”), a series of Market Vectors ETF Trust (“MV Trust”), a Delaware statutory trust, is offering to exchange all outstanding depositary trust receipts (“HOLDRS”) issued by Pharmaceutical HOLDRSSM Trust, a depositary trust governed by the laws of the State of New York (“PPH HOLDRS Trust”), tendered by a holder of HOLDRS (“PPH HOLDRS Investor”) for shares of beneficial interest (“shares”) of the PPH ETF equal to the value of all HOLDRS tendered for exchange in the Offer by such PPH HOLDRS Investor, subject to certain terms conditions set forth in the Offer to Exchange and related documents relating to the Offer, each as may be amended or supplemented from time to time (collectively, the “Offer to Exchange”).

A copy of the Prospectus may be obtained upon request and without charge by calling D.F. King & Co., Inc., the information agent for the Offer (the “Information Agent”), at 1-800-290-6424 (toll-free), 1-212-269-5550 (collect) or by writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus. Please retain this document for future reference.

INTRODUCTION

This SAI and the Prospectus are related to an exchange offer pursuant to which the PPH ETF, a series of MV Trust, is conducting an exchange offer, or the “Offer,” for any or all of the outstanding HOLDRS of PPH HOLDRS Trust, pursuant to which a PPH HOLDRS Investor will receive shares of the PPH ETF equal to the value of all HOLDRS issued by PPH HOLDRS Trust tendered for exchange in the Offer by such PPH HOLDRS Investor, subject to certain terms and conditions. The terms and conditions of the Offer are more fully described in the Prospectus and the documents relating to the Offer that accompany the Prospectus (collectively, the “Offer to Exchange”).

ADDITIONAL INFORMATION ABOUT THE TRUST

PPH ETF History

MV Trust is an open-end management investment company. MV Trust currently consists of 45 investment portfolios. The PPH ETF is classified as non-diversified management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. MV Trust was organized as a Delaware statutory trust on March 15, 2001.

The PPH ETF will offer and issue shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Similarly, shares are redeemable by the PPH ETF only in Creation Units. Creation Units of the PPH ETF are issued and redeemed generally in exchange for specified securities held by the PPH ETF generally included in the Index (defined herein) and a specified cash payment. The shares of the PPH ETF are expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and will trade in the secondary market at market prices that may differ from the shares’ NAV. A Creation Unit consists of at least 25,000 shares of the PPH ETF.

MV Trust reserves the right to permit or require a “cash” option for creations and redemptions of shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, MV Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in kind purchases or redemptions.

Description of the PPH ETF and Its Investments and Risks

Repurchase Agreements

The PPH ETF may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the PPH ETF acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the PPH ETF and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the PPH ETF (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by MV Trust’s custodian bank until repurchased. In addition, MV Trust’s Board of Trustees

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(“Board”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the PPH ETF. No more than an aggregate of 15% of the PPH ETF’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the PPH ETF may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the PPH ETF and, therefore, the PPH ETF may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The PPH ETF may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (“Van Eck” or the “Adviser”) believes to be representative of the PPH ETF’s benchmark index (the “Index”).

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

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Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The PPH ETF expects to earn interest income on its margin deposits.

The PPH ETF may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index components or a subset of the components. Liquid futures contracts are not currently available for the Index of the PPH ETF.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the PPH ETF would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the PPH ETF has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the PPH ETF may be required to make delivery of the instruments underlying futures contracts they have sold.

The PPH ETF will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The PPH ETF does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the PPH ETF involves the risk of imperfect or even negative correlation to the Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the PPH ETF of margin deposits in the event of bankruptcy of a broker with whom the PPH ETF has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Prospectus or this SAI, there are no limitations on the extent to which the PPH ETF may engage in transactions involving futures and options thereon. The PPH ETF will take steps to prevent its futures positions from “leveraging” its securities holdings. When the PPH ETF has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the PPH ETF has a short futures position, as part of a complex stock replication strategy the PPH

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ETF will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the PPH ETF under the contract (less the value of any margin deposits in connection with the position).

Swaps

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the PPH ETF seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the PPH ETF’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at MV Trust’s custodian bank.

The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the PPH ETF may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay. The PPH ETF intends to utilize swap agreements in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the PPH ETF may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and,

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because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the PPH ETF to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the PPH ETF is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the PPH ETF would lose its investment. The risk that the PPH ETF may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the PPH ETF purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the PPH ETF’s use of P-Notes may cause the PPH ETF’s performance to deviate from the performance of the portion of the Index to which the PPH ETF is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the PPH ETF’s portfolio and may cause the value of the P-Notes to decline. The ability of the PPH ETF to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of the PPH ETF’s securities due to reduced availability of reliable objective pricing data. Consequently, while such

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determinations will be made in good faith, it may nevertheless be more difficult for the PPH ETF to accurately assign a daily value to such securities.

Future Developments

The PPH ETF may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the PPH ETF, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the PPH ETF by the Adviser.

Investment Restrictions

MV Trust has adopted the following investment restrictions as fundamental policies with respect to the PPH ETF. These restrictions cannot be changed without the approval of the holders of a majority of the PPH ETF’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the PPH ETF means the vote, at an annual or a special meeting of the security holders of MV Trust, of the lesser of (1) 67% or more of the voting securities of the PPH ETF present at such meeting, if the holders of more than 50% of the outstanding voting securities of the PPH ETF are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the PPH ETF. Under these restrictions:

1.

The PPH ETF may not make loans, except that the PPH ETF may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	The PPH ETF may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The PPH ETF may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The PPH ETF may not purchase or sell real estate, except that the PPH ETF may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the PPH ETF as a result of the ownership of securities;

5.

The PPH ETF may not engage in the business of underwriting securities issued by others, except to the extent that the PPH ETF may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

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6.

The PPH ETF may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.

The PPH ETF will not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the PPH ETF will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the PPH ETF replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the PPH ETF observes the following restrictions, which may be changed by the Board without a shareholder vote. The PPH ETF will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of the PPH ETF’s net assets would be invested in such securities.

2.	Make short sales of securities.

3.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the PPH ETF or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the PPH ETF and any other account under common or affiliated management may be combined or allocated between the PPH ETF and such account.

5.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the PPH ETF may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

As long as the aforementioned investment restrictions are complied with, the PPH ETF may invest its remaining assets in securities not included in the Index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the shares, and stock index swaps and swaptions, each with a view towards providing the PPH ETF with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The PPH ETF will not invest in money market instrument

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Special Considerations and Risks

A discussion of the risks associated with an investment in the PPH ETF is contained in the Prospectus in the section entitled “Principal Risk Factors.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

Investment in the PPH ETF should be made with an understanding that the value of the PPH ETF’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the PPH ETF should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in the Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the PPH ETF’s shares will be adversely affected if trading markets for the PPH ETF’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The PPH ETF is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the PPH ETF unless the securities of such issuer are removed from the Index.

An investment in the PPH ETF should also be made with an understanding that the PPH ETF will not be able to replicate exactly the performance of the Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other PPH ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. It is also possible that for periods of time, the PPH ETF may not fully replicate the performance of the Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the PPH ETF is required to correct such imbalances by means of adjusting the composition of the

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securities. It is also possible that the composition of the PPH ETF may not exactly replicate the composition of the Index if the PPH ETF has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector or industry in which the Index is highly concentrated. In addition, because it is the policy of the PPH ETF to generally invest in the securities that comprise the Index, the portfolio of securities held by the PPH ETF (“Fund Securities”) also will be concentrated in that economic sector or industry.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the PPH ETF is contained in the PPH ETF’s Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The shares of the PPH ETF are expected to be approved for listing on NYSE Arca, subject to notice of issuance, and will trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the shares of the PPH ETF from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the PPH ETF, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Index or portfolio of securities on which the PPH ETF is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of MV Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the PPH ETF will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the shares on the Exchange are approximately consistent with the current value of the assets of the PPH ETF on a per share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The PPH ETF is not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and makes no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated PPH ETF shares outstanding, including shares expected to be issued by the PPH ETF on that day, to arrive at an Indicative Per Share Portfolio Value.

The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by the PPH ETF on a given day. While the equity securities value component estimates the current market value of the PPH ETF’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities

9

held by MV Trust for the PPH ETF at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Exchange trading hours should be viewed only as an estimate of the PPH ETF’s NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time) on each Business Day.

In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for the PPH ETF includes a net other assets value component consisting of estimates of all other assets and liabilities of the PPH ETF including, among others, current day estimates of dividend income and expense accruals.

PORTFOLIO HOLDINGS DISCLOSURE

The PPH ETF’s portfolio holdings are publicly disseminated each day the PPH ETF is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the Securities and Exchange Commission (the “SEC”). The basket represents one Creation Unit of the PPH ETF. MV Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning MV Trust.

QUARTERLY PORTFOLIO SCHEDULE

MV Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the PPH ETF’s portfolio holdings with the SEC on Form N Q. Form N Q for the PPH ETF will be available on the SEC’s website at http://www.sec.gov. The PPH ETF’s Form N Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The PPH ETF’s Form N Q will be available through the PPH ETF’s website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

MANAGEMENT OF THE PPH ETF

Trustees and Officers of MV Trust

The Board consists of four trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of MV Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of MV Trust, including general supervision of the duties performed by the Adviser and other service providers to MV Trust. The Adviser is responsible for the day-to-day administration and business affairs of MV Trust.

The Board believes that each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to MV Trust. The Board believes that the trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character

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and integrity; length of service as a board member of MV Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a trustee; and as to each trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of MV Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president, chief executive officer and board member of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The trustees of MV Trust, their addresses, positions with MV Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each trustee and other directorships, if any, held by the trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with MV Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

David H. Chow, 53*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	45	Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC, May 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee.

R. Alastair Short, 58*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice	52	Chairman and Independent Director, EULAV Asset Management,

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Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.

January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 52*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	52	None.

1	The address for each trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and MV Trust.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with MV Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Jan F. van Eck, 48[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	45	Director, National Committee on US-China Relations.

1	The address for each trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and MV Trust.
4	“Interested person” of MV Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

The Officers of MV Trust, their addresses, positions with MV Trust, ages and principal occupations during the past five years are set forth below.

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Officer’s Name, Address[1] and Age	Position(s) Held with MV Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer since 2008; Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Vice President, Robeco Investment Management, July1990 to September 2005; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 2006	Director of Trading, May 1995 to present; Portfolio Manager for certain funds advised by the Adviser, December 1997 to present; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 2006	Vice President of the Adviser, May 2002 to present; Vice President of VESC, July 1999 to present; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA, December 2006 to present; Chief Compliance Officer of VESC, August 2008 to present; Vice President of the Adviser, VEARA and VESC; Treasurer, April 2005 to December 2006; Second Vice President of Investment Reporting, TIAA-CREF, January 1996 to April 2005; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA, August 2008 to present; Associate, Davis Polk & Wardwell, October 2005 to June 2008; Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA, December 2005 to present; Director of VESC and VEARA, October 2010 to present; Managing Director, Chatsworth Securities LLC, March 2001 to November 2005; Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA, July 2006 to present; Associate, Schulte Roth & Zabel, July 2004 to July 2006; Officer of other investment companies advised by the Adviser.

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Officer’s Name, Address[1] and Age	Position(s) Held with MV Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA, December 2005 to present; Director of the Adviser, VESC and VEARA, October 2010 to present; Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the trustees.

The Board has an Audit Committee, consisting of three trustees who are Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of MV Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of MV Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of MV Trust’s compliance with legal and regulatory requirements that relate to MV Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of MV Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of MV Trust’s independent registered public accounting firm; and (v) act as a liaison between MV Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

The Board has determined that its leadership structure is appropriate given the business and nature of MV Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that MV Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of

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information to the Independent Trustees from management of MV Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of MV Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of MV Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for MV Trust. The Board recognizes that not all risks that may affect MV Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve MV Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. MV Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of MV Trust. Under the overall supervision of the Board or the applicable Committee of the Board, MV Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including MV Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as MV Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and trustees of MV Trust, in the aggregate, own less than 1% of the shares of the PPH ETF.

For each trustee, the dollar range of equity securities beneficially owned by the trustee in MV Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors PPH ETF (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2010)

David H. Chow	None	Over $100,000
R. Alastair Short	None	$50,001-$100,000
Richard D. Stamberger	None	Over $100,000
Jan F. van Eck	None	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the PPH ETF, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the PPH ETF.

Remuneration of Trustees

MV Trust pays each Independent Trustee an annual retainer of $40,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of

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$7,500 for telephonic meetings. MV Trust pays the Chairman of the Board an annual retainer of $42,875, the Chairman of the Audit Committee an annual retainer of $18,375 and the Chairman of the Governance Committee an annual retainer of $12,250. MV Trust also reimburses each trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of trustee compensation

The table below shows the estimated compensation that is contemplated to be paid to the trustees by MV Trust for the fiscal year ending December 31, 2011. Annual trustee fees may be reviewed periodically and changed by MV Trust’s Board.

Name of Trustee	Aggregate Compensation From MV Trust	Deferred Compensation From MV Trust	Pension or Retirement Benefits Accrued as Part of MV Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From MV Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$0	$165,375	N/A	N/A	$165,375
R. Alastair Short	$140,875	$0	N/A	N/A	$240,875
Richard D. Stamberger	$67,375	$67,375	N/A	N/A	$244,750
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and MV Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

CODE OF ETHICS

The PPH ETF, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the PPH ETF must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the PPH ETF on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the PPH ETF. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

The PPH ETF’s proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the PPH ETF’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

MV Trust is required to disclose annually the PPH ETF’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the PPH ETF will be available through the PPH ETF’s website, at www.vaneck.com, or by writing to

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335 Madison Avenue, 19th Floor, New York, New York 10017. The PPH ETF’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Additional Information About the PPH ETF—Management of the PPH ETF.”

Investment Adviser

Van Eck Associates Corporation acts as investment adviser to MV Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the PPH ETF. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

The Adviser serves as investment adviser to the PPH ETF pursuant to an investment management agreement between MV Trust and the Adviser (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the PPH ETF, manages the investment of the PPH ETF’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the PPH ETF.

Pursuant to the Investment Management Agreement, MV Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Compensation. As compensation for its services under the Investment Management Agreement, the Adviser will be paid a monthly fee based on a percentage of the PPH ETF’s average daily net assets at the annual rate of 0.35%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2013, the Adviser has agreed to waive fees and/or pay PPH ETF expenses to the extent necessary to prevent the operating expenses of the PPH ETF (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of its average daily net assets per year. Offering costs excluded from the expense cap are: (a) legal fees pertaining to the PPH ETF’s shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for shares of the PPH ETF to be listed on an exchange.

Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the PPH ETF, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of MV Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the PPH ETF’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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The Administrator

Van Eck Associates Corporation also serves as administrator for MV Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of MV Trust and the PPH ETF. The Adviser will generally assist in all aspects of MV Trust’s and the PPH ETF’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the PPH ETF pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the PPH ETF’s assets. The Bank of New York serves as the PPH ETF’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by the PPH ETF for its out of pocket expenses. In addition, The Bank of New York provides various accounting services to the PPH ETF pursuant to a fund accounting agreement.

The Distributor

Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with MV Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by MV Trust and the Adviser, or by the Distributor, or until termination of MV Trust or the PPH ETF offering its shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes shares. Shares will be continuously offered for sale by MV Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of MV Trust or which securities are to be purchased or sold by MV Trust.

The Distributor may also enter into sales and investor services agreements with broker dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker dealer and shareholder support and educational and promotional services but must pay such broker dealers or other persons, out of its own assets.

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The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the PPH ETF, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Index Provider

The Index is published by Market Vectors Index Solutions GmbH (the “Index Provider”), which is a wholly-owned subsidiary of the Adviser. In order to minimize any potential for conflicts caused by the fact that Adviser or its affiliates act as Index Provider to the PPH ETF, the Adviser has retained an unaffiliated third party to calculate the Index, Structured Solutions AG (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology, will calculate, maintain and disseminate the Index on a daily basis. The Index Provider will monitor the results produced by the Calculation Agent to help ensure that the Index is being calculated in accordance with the rules-based methodology. In addition, the Adviser and the Index Provider have established policies and procedures designed to prevent non-public information about pending changes to the Index from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about the PPH ETF’s portfolio strategies and to prevent the PPH ETF’s portfolio managers from having any influence on the construction of the Index methodology.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

As of the date indicated below, Messrs. Liao and Cao managed the following:

Name of Portfolio Manager	Other Accounts Managed (As of September 15, 2011)			Accounts with respect to which the advisory fee is based on the performance of the account

	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Hao-Hung (Peter) Liao	Registered investment companies	28	$24.299 billion	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

George Cao	Registered investment companies	28	$24.299 billion	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

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Although the funds in MV Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

Portfolio Manager Compensation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

As of the date of this SAI, Messrs. Liao and Cao do not beneficially own any shares of the PPH ETF.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The PPH ETF will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of the PPH ETF is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of MV Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of MV Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as MV Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to MV Trust. The primary consideration is best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Book Entry Only System

The following information supplements and should be read in conjunction with Appendix C to the Prospectus.

DTC acts as securities depositary for the shares. Shares of the PPH ETF are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the ”DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between MV Trust and DTC, DTC is required to make available to MV Trust upon request and for a fee to be charged to MV Trust a listing of the shares holdings of each DTC Participant. MV Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. MV Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, MV Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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MV Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to MV Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, MV Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless MV Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Creation and Redemption of Creation Units

General

The PPH ETF will issue and sell shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An authorized participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the PPH ETF is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise the Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the PPH ETF, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables the PPH ETF to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by Fund Securities with ex dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by MV Trust for the entire Accumulation Period. The Accumulation Period begins on the ex dividend date for the PPH ETF and ends on the next ex dividend date.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for the PPH ETF. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect

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creations of Creation Units of the PPH ETF until such time as the next-announced Fund Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the PPH ETF changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the PPH ETF. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Index. In addition, MV Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of MV Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, MV Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where MV Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of MV Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse MV Trust for, among other things, any difference between the market value at which the securities were purchased by MV Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with MV Trust’s acquisition of Deposit Securities will be at the expense of the PPH ETF and will affect the value of all shares of the PPH ETF; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the PPH ETF Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding shares of the PPH ETF, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the PPH ETF, an entity or person either must be (1) a “Participating Party,” i.e., a broker dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with MV Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the PPH ETF, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of at least 25,000 shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session

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on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the PPH ETF as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that MV Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by MV Trust of all or a portion of the PPH ETF Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the PPH ETF Deposit and will be required to post collateral with MV Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. MV Trust may use such collateral to buy the missing portion(s) of the PPH ETF Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to MV Trust of purchasing such securities and the value of such collateral. MV Trust will have no liability for any such shortfall. MV Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into MV Trust.

Orders to create Creation Units of the PPH ETF shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the PPH ETF may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the PPH ETF through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with MV Trust (as the same may be from time to time amended in accordance with its terms).

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be

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delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to MV Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the PPH ETF through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with MV Trust. A DTC Participant who wishes to place an order creating Creation Units of the PPH ETF to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The PPH ETF Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of MV Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by MV Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the PPH ETF outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the PPH ETF. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Acceptance of Creation Orders

MV Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the PPH ETF; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the PPH ETF; (e) the acceptance of the PPH ETF Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the PPH ETF Deposit would otherwise, in the discretion of MV Trust or the Adviser, have an adverse effect on MV Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of MV Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in

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telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting MV Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. MV Trust shall notify a prospective creator of its rejection of the order of such person. MV Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by MV Trust, and MV Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $1,000 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where MV Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the PPH ETF for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, MV Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where MV Trust makes Market Purchases, the Authorized Participant will reimburse MV Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by MV Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of MV Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. MV Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by MV Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or

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required for the PPH ETF, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the shares being redeemed, a compensating cash payment to MV Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The PPH ETF reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

The basic redemption transaction fee of $1,000 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the PPH ETF) may also be imposed to compensate the PPH ETF for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, MV Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where MV Trust makes Market Sales, the Authorized Participant will reimburse MV Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by MV Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the PPH ETF in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the PPH ETF cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the PPH ETF’s remaining shareholders and negatively affect the PPH ETF’s performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the PPH ETF through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with MV Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the PPH ETF using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the PPH ETF as next determined. An order to redeem Creation Units of the PPH ETF using the Clearing Process made in proper form but received by the PPH ETF after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of the PPH ETF outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with MV Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the PPH ETF to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the PPH ETF will instead be effected through transfer of Creation Units of the PPH ETF directly through DTC. An order to redeem Creation Units of the PPH ETF outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within three business days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the PPH ETF or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with Appendix C to the Prospectus.

The NAV per Share for the PPH ETF is computed by dividing the value of the net assets of the PPH ETF (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the PPH ETF is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the PPH ETF’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments

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or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time the PPH ETF calculates its NAV, the security will be fair valued by the Adviser in accordance with MV Trust’s valuation policies and procedures approved by the Board. The PPH ETF may also use fair value pricing in a variety of circumstances, including but not limited to, trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the PPH ETF’s NAV and the prices used by the PPH ETF’s Index. This may adversely affect the PPH ETF’s ability to track the Index.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with Appendix C to the Prospectus.

General Policies

Dividends from net investment income, if any, are declared and paid at least annually by the PPH ETF. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but MV Trust may make distributions on a more frequent basis for the PPH ETF to improve the Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, MV Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the PPH ETF, net of expenses of the PPH ETF, as if the PPH ETF owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from MV Trust. MV Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of MV Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of MV Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the PPH ETF as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by MV Trust. Broker dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the PPH ETF through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the PPH ETF. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, no entity beneficially owned any voting securities of the PPH ETF.

TAXES

The following information also supplements and should be read in conjunction with “Certain U.S. Federal Income Tax Consequences’ included in Appendix C to the Prospectus.

The PPH ETF intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, the PPH ETF will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If the PPH ETF fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the PPH ETF’s current and accumulated earnings and profits.

The PPH ETF will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such years. The PPH ETF intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of U.S. federal income tax requirements, MV Trust on behalf of the PPH ETF, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the PPH ETF and if, pursuant to Section 351 of the Internal Revenue Code, the PPH ETF would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. MV Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends and interest received by the PPH ETF from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the PPH ETF’s total assets at the end of its taxable year consist of foreign stock or securities, the PPH ETF may elect to “pass through” to its investors certain foreign income taxes paid by the PPH ETF, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the PPH ETF’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the PPH ETF’s foreign income taxes.

The PPH ETF will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. For taxable years beginning before January 1, 2013, certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower

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tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and PPH ETF levels.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s PPH ETF shares is normally treated as a sale for tax purposes. PPH ETF shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013.

Special tax rules may change the normal treatment of gains and losses recognized by the PPH ETF if the PPH ETF makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the PPH ETF has to take these items into account for tax purposes.

Gain or loss on the sale or redemption of PPH ETF shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares.

A loss realized on a sale or exchange of shares of the PPH ETF may be disallowed if other PPH ETF shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

The PPH ETF may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the PPH ETF may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the PPH ETF receives no payments in cash on the security during the year. To the extent that the PPH ETF makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the PPH ETF level.

Distributions reinvested in additional PPH ETF shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), the PPH ETF may, under certain circumstances, designate all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally

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would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The PPH ETF does not expect to pay significant amounts of interest related dividends. The PPH ETF may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28% and is currently scheduled to increase to 31% in 2013. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the PPH ETF or who, to the PPH ETF’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of MV Trust should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a PPH ETF’s shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

MV Trust currently is comprised of 45 investment funds. MV Trust issues shares of beneficial interest with no par value. The Board may designate additional funds of MV Trust.

Each Share issued by MV Trust has a pro rata interest in the assets of the corresponding PPH ETF. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each

32

Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the PPH ETF, and in the net distributable assets of the PPH ETF on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, MV Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of MV Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares of MV Trust have noncumulative voting rights for the election of trustees. Under Delaware law, trustees of MV Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

MV Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by MV Trust’s trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of MV Trust’s distributions.

Shareholder inquiries may be made by writing to Market Vectors ETF Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to MV Trust and has passed upon the validity of the PPH ETF’s shares.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is MV Trust’s independent registered public accounting firm and audits the PPH ETF’s financial statements and performs other related audit services.

LICENSE AGREEMENT AND DISCLAIMERS

The information contained herein regarding the Market Vectors US Listed Pharmaceutical 25 Index (the “Index”) was provided by Market Vectors Index Solutions GmbH (the “Index Provider”), while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

The shares of the PPH ETF are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the shares of the PPH ETF or any member of the public regarding the advisability of investing in securities generally or in the shares of the PPH ETF particularly or the ability of the Index to track the performance of the relevant securities markets. The Index is determined and composed by the Index Provider without regard to the Adviser or the shares of the PPH ETF. The Index Provider has no obligation to take the needs of the Adviser or the owners of the shares of the PPH ETF into consideration in determining or composing the Index. The Index Provider is not responsible for and has not participated in the determination of the

33

timing of, prices at, or quantities of the shares of the PPH ETF to be issued or in the determination or calculation of the equation by which the shares of the PPH ETF are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the shares of the PPH ETF.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PPH ETF is not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trade mark or its price at any time or in any other respect. The Index is calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Index Provider, Structured Solutions AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the PPH ETF. Neither publication of Index by Structured Solutions AG nor the licensing of the Index or its trade mark for the purpose of use in connection with the PPH ETF constitutes a recommendation by Structured Solutions AG to invest capital in the PPH ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in the PPH ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the PPH ETF’s Prospectus.

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APPENDIX A
VAN ECK GLOBAL PROXY VOTING POLICIES

The Adviser has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.		Strict adherence to the Glass Lewis guidelines, or
2.		The potential conflict will be disclosed to the client:
	a.	with a request that the client vote the proxy,
	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of

Appendix A-1

the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a. Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
a. At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1. Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a. proxy statements received;
b. identifying number for the portfolio security;
c. shareholder meeting date;
d. brief identification of the matter voted on;
e. whether the vote was cast on the matter;
f. how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g. records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h. a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2. Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3. If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4. Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a

Appendix A-2

third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Appendix A-3

Proxy Paper Policy Guidelines

An Overview of the Glass Lewis Approach to Proxy Advice

2010 Proxy Season

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at (415) 678-4228.

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

1.

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

[1] NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

2.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

3.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Definition of “Material”: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm,

[2] If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3] We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive[4]; and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Voting Recommendations on the Basis of Board Independence: Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[5] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. [6]

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

4 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity.

[5] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the affiliates or insiders who are up for election just to achieve two-thirds independence.

[6] Where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

Committee Independence: We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman: Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent

[7] We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management.

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.[8]
2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance: Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit

[8] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

committees play in the process of producing financial information has never been more important.”[9]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee: For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[10]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The

[9] “Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[10] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[11]

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4.	The audit committee chair, if the committee has less than three members.
5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11.	The audit committee chair[12] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees

[11] Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[12] In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
12.	All members of an audit committee where the auditor has resigned and reported that a section 10A13 letter has been issued.
13.	All members of an audit committee at a time when material accounting fraud occurred at the company.
14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;
•	The restatement is accompanied by an SEC inquiry or investigation;
•	The restatement involves revenue recognition;
•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[14]
20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

[13] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[14] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as management-submitted advisory compensation vote proposals, which allow shareholders to vote on the compensation paid to a company’s top executives.

In our evaluation of the CD&A, we examine, among other factors, the following:

1.	The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2.	How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3.	The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4.	The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5.	The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6.

The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.

We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.

We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).

When assessing the performance of compensation committees, we will recommend voting against for the following:[15]

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation.[16]

[15] Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[16] Where there are multiple CEOs in one year, we will consider not recommending to vote against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[17]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8.

All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related

[17] In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[18]

Nominating and Governance Committee Performance: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Regarding the nominating and or governance committee, we will recommend voting against the following:[19]

1.

All members of the governance committee[20] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[21] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[22] when the chairman is not independent and an independent lead or presiding director has not been appointed. [23]

[18] In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[19] Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[20] If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[21] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against the members of the compensation committee.

[22] If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

[23] We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4.	The governance committee chair, when the committee fails to meet at all during the year.
5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

Regarding the nominating committee, we will recommend voting against the following:[24]

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[25] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[26]
4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[27]

[24] Where we would recommend is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

26 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

27 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

5.

The nominating committee chair, when a director received a greater than 50% withhold vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[28]

Board-level Risk Management Oversight: Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[29], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

[28] We apply an especially nuanced approach in this case. Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.

[29] A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[30]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe board members should be wholly free of identifiable and substantial conflict of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[31] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.7, down from 0.9 in 2004 and 1.6 in 1999.[32]

30 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[31] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[32] Spencer Stuart Board Index, 2009, p. 19

3.

A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

6.	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[34]

[33] There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

[34] The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions: The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

4.

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board based on the individual or entity’s percentage of ownership.

Size of the Board of Directors: We have no board size requirements for controlled companies.

Audit Committee Independence: We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.
2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3.	Independence of the audit committee: The audit committee should consist solely of independent directors.
4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.” 35 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.36

During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard

[35] Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

[36] Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”37

Shareholders have increasingly come to agree with this view. In 2008 only 40% of U.S. companies had a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Retirement Provisions

Director Term and Age Limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

[37] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Shareholder Access

The SEC proposal: Shareholders have continuously sought a way to have a voice in director elections in recent years. Most of these efforts have centered on regulatory change at the SEC over the past several years. In July of 2007, the SEC responded by issuing two proposed rules, one to allow certain shareholders to submit director nominations for inclusion on management’s proxy and the second to disallow shareholder access proposals from being submitted by shareholders. The former rule did not pass but the latter rule was subsequently approved by the SEC in November of 2007, allowing companies to exclude shareholder access proposals from their proxy statements, in effect reverting to the SEC position prior to AFSCME’s challenge, ultimately upheld by the Second Circuit Court of Appeals, of the SEC’s decision to allow AIG to exclude the group’s access proposal.

During this window of opportunity prior to the SEC’s final rulemaking in November, three companies faced access proposals in 2007. The proposals received considerable votes in favor, garnering nearly 40% support at Hewlett Packard, 42% support at UnitedHealth and passing with 51% of the votes at Cryo-Cell International.

More recently, in June 2009 the SEC released proposed Rule 14a-11, which, if adopted would require most companies to include shareholder nominees for directors in company proxy materials under certain circumstances—namely if the shareholder(s) seeking to nominate directors beneficially owned shares in the company for at least one year, as well as met an ownership threshold based on a sliding scale depending on the company’s size. Since the release of proposed Rule 14a-11, the SEC has reviewed over 500 public comment letters regarding the rule and has therefore deferred voting on the proposed rule until early 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals in 2010.

Majority Vote for the Election of Directors

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2009 Glass Lewis tracked 46 proposals to require a majority vote to elect directors at annual meetings in the U.S., up from 24 such proposals in 2008, but down from 54 proposals during 2007 and 147 proposals during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including well over 2/3 of companies in the S&P 500 index. During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard: Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard: If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability . . . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”38

Voting Recommendations on Auditor Ratification: We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[39]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.	When audit fees are excessively low, especially when compared with other companies in the same industry.
5.	When the company has aggressive accounting policies.
6.	When the company has poor disclosure or lack of transparency in its financial statements.
7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

[38] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

[39] An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Linking Pay with Performance

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

However, Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at US companies. Our model benchmarks these executives’ pay against their performance using four peer groups for each company: an industry peer group, a smaller sector peer group, a group of similar size companies and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance and recommend voting against compensation committees of companies failing our pay-for-performance analysis.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

Full Disclosure of Executive Compensation

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

The practice of approving a company’s compensation reports is standard practice in many non-US countries, and has been a requirement for companies in the United Kingdom since 2002 and in Australia since 2005. More recently, such proposals have been gaining traction in the United States. Beginning with AFLAC in 2008, over a dozen US companies began to voluntarily provide shareholders with an advisory vote prior to 2009. However, in February of 2009 the U.S. government implemented the American Recovery and Reinvestment Act, which required all companies that participated in the Capital Purchase Program (“CPP”) under the US Treasury’s Troubled Asset Relief Program (“TARP”) to provide shareholders with a separate shareholder vote to approve executive compensation. Glass Lewis reviewed over 280 of these Say-on-Pay proposals in 2009. As the US Treasury Department, the SEC and Congress contemplate proposed federal regulation in 2010 that would mandate advisory votes at all US public companies, shareholders should anticipate Say-on-Pay becoming a routine item at annual meetings in the years ahead.

Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. Not only can the specific resolutions vary from company to company, but we believe the compensation-related disclosure must be examined in the context of each company’s distinct industry as well as its historic pay-for-performance practices. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes demonstrate a lack of shareholder confidence in a company’s compensation policies and procedures. Therefore, after determining the specific aspects of disclosure actually being voted on (i.e., the CD&A, the summary compensation tables, and/or any related material), we focus on the following main factors when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program;
•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades;

•	The quality and content of the Company’s CD&A disclosure and
•	Any significant changes or modifications made to the Company’s compensation structure or award amounts, including base salaries.

In cases where our analysis reveals a compensation structure in drastic need of reform, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (i.e., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (i.e., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Limits on Executive Compensation

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options

Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or vesting acceleration of the options.

Equity-Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

1.	Companies should seek more shares only when needed.

2.	Plans should be small enough that companies need shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Performance-Based Options

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.[40]

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

[40] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

IV. Governance Structure and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”[41] In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

[41] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquiror seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1)	Is the board sufficiently independent?
2)	Does the Company have anti-takeover protections such as a poison pill or classified board in place?
3)	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
4)	Do shareholders have the right to call special meetings of shareholders?
5)	Are there other material governance issues at the Company?
6)	Has the Company’s performance matched or exceeded its peers in the past one and three years?
7)	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
8)	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

(i)

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

(iv)

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting,

Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;
•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

V. Environmental, Social and Governance Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards, both discussed in detail above. We generally recommend supporting proposals likely to increase or protect shareholder value and/or promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals seeking to promote director accountability and to improve compensation practices especially those promoting a closer link between compensation and performance.

However, we typically prefer to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board except when there is a clear link between the proposal and economic or financial value enhancement or risk mitigation for the firm. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.

Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability, including majority voting for director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections. However, we recognize that support of appropriately crafted shareholder initiatives that provide shareholders with increased information, and that allow the board sufficient flexibility can, in some cases, serve to promote or protect shareholder value. The following is a discussion of Glass

Lewis’ approach to certain common shareholder resolution proposals. We note that the following is not an exhaustive list of all shareholder proposals analyzed or expected.

Governance

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly supports the right of shareholders to call special meetings. Thus we believe in certain circumstances shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our evaluation whether to recommend supporting such proposals, we consider the following:

•	Company size
•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)
•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals
•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)
•	Existence of anti-takeover protections or other entrenchment devices
•	Opportunities for shareholder action (e.g., ability to act by written consent)
•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to, again depending on company size, a minimum of 10-15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, as well as the breadth and diversity of experience of candidates and existing board members.

The diversity of skills, abilities and points of view can foster the development of a more creative and effective board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board, and which can be held accountable through their election.

Reimbursement of Solicitation Expenses

Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In those rare cases where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

Since contests are expensive and distracting to the management and the board, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a certain candidate(s).

Compensation

Severance Agreements

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that implementing such policies would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to vote against the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

As noted above, Glass Lewis does not believe shareholders should be involved in the design, negotiation, management or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

In the case of advisory votes on compensation, however, proposals are typically crafted to allow shareholders a non-binding vote on the company’s executive officers’ compensation and policies. Glass Lewis believes that the advisory vote therefore provides an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. Where shareholders believe compensation packages are inappropriately structured, a high negative vote could compel the board to reexamine its compensation practices and act accordingly. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices.

While still somewhat nascent, empirical research regarding the effects of advisory votes in certain non-US markets paints a broadly positive picture of the impact of such votes. In particular, a 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.” (“Report on the Impact of the Directors’ Remuneration Report Regulations.” Deloitte & Touche. 2004). The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

Further empirical evidence suggests that CEO compensation in the UK has been more sensitive to negative operating metrics following the introduction of the remuneration report vote than in prior periods, indicating a decrease in “rewards for failure”. (Fabrizio Ferri and David Maber. “Say on Pay Vote and CEO Compensation: Evidence from the UK.” SSRN: http://ssrn.com/abstract=1169446. June 30, 2008.)

We recognize that criticism has been raised with respect to shareholder advisory votes, such as injecting shareholders too far into compensation decisions and limiting the flexibility of companies to uniquely tailor their compensation policies as they strive to conform to external guidelines. (Laraine S. Rothenberg and Todd S. McCafferty. “‘Say on Pay’: Linking Executive Pay to Performance”. New York Law Journal. September 24, 2008). However, we do not believe these arguments are persuasive since shareholders are already, and increasingly, reviewing all aspects of compensation irrespective of an opportunity to cast an advisory vote on compensation. Indeed, a growing number of institutional investors vote against compensation committee members as a means to express concern or dissatisfaction with companies’ compensation practices. As a result, some of these institutions do not feel the adoption of advisory votes is necessary since they will vote against compensation committee members directly.

Glass Lewis does, however, recognize that the use of advisory compensation votes does not necessarily reduce executive compensation. One recent study that found that executive remuneration in the UK has continued to rise at the same rate as prior to the adoption of say on pay, indicating a general failure to curb executive compensation. (Jeffrey Gordon. “‘Say on Pay’: Cautionary Notes on the UK Experience and the Case for Muddling Through.” Columbia Law and Economics Working Paper No. 336. SSRN: http://ssrn.com/abstract=1262867. September 3, 2008). We, however, do not believe that the purpose of an advisory vote on compensation is to “rein in” executive pay. Rather it is to ensure that the remuneration paid to executives is firmly tied to the creation and advancement of long-term shareholder value.

Bonus Recoupments (“Clawbacks”)

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well-served by requiring the board to adopt a more detailed and stringent policy on recouping unearned bonuses, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under existing employment agreements with executives. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be excessively limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend voting against the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

Linking Executive Pay to Social Criteria

We recognize that companies’ involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or violation of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee. We view the election of directors, specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval of board policy on this issue.

Environment

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection. We believe it is prudent for management to assess its potential exposure to all risks, including environmental and regulations pertaining thereto and incorporate this information into its overall business risk profile.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee. In some cases, we may recommend voting against all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

Climate Change and Green House Gas Emission Disclosure Proposals

Glass Lewis will consider recommending a vote in favor of a reasonable shareholder proposal to disclose a company’s climate change and/or green house gas emission approaches when (i)a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change and/or green house gas emission regulations, and (ii) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

With respect to climate risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate their financial exposure to a potential rise in sea levels, increased wildfires and extreme weather, reduced air quality, water availability and public health problems brought on by higher temperatures.

Risk due to legislation/regulation: We believe companies, and particularly those operating in carbon-intensive industries, should evaluate their exposure to a potential increase or shift in environmental regulation with respect to their operations.

Legal and reputational risk: As has been seen relating to other environmental, social and governance matters, failure to take action may carry the risk of damaging negative publicity and potentially costly litigation.

As such, Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i)a company has been suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and/or its resultant regulation and shareholder value at the firm, and (iii) the company has failed to adequately disclose how it has addressed these risks.

Sustainability

With respect to shareholder proposals requesting that a firm produce a sustainability report, when evaluating these requests we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;
•	The relevant company’s current level of disclosure;
•	The level of sustainability information disclosed by the firm’s peers;
•	The industry in which the firm operates;
•	The level and type of sustainability concerns/controversies at the relevant firm, if any;
•	The time frame within which the relevant report is to be produced; and
•	The level of flexibility granted to the board in the implementation of the proposal.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Social Issues

Non-Discrimination Policies

Where there is clear evidence of employment practices resulting in significant negative economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

As risk associated with sensitive issues such as EEO policies and investigations of discrimination have the potential to directly affect shareholder value, we believe shareholders should closely monitor the company’s policies regarding these issues. As an increasing number of peer companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and, potentially, legal risks. We recognize that the theoretical increase in, or protection of, shareholder value resulting from inclusive employment policies may be difficult, if not impossible, to identify or measure.

However, we believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate exposure to findings of discriminatory employment practices. As such, shareholders could, in some instances, benefit from codifying nondiscriminatory policies.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3.	The banning of provocative religious or political emblems from the workplace;
4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;
5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions.

As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk such as fines for violating the Foreign Corrupt Practices Act. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. In 2009, Glass Lewis reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;
•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;
•	The health insurance strategy should be affordable and sustainable for society; and
•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

Given the current national debate regarding health care, we typically believe that individual board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis.

Reporting Contributions and Political Spending

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. In our view, a rigorous oversight process can minimize a company’s exposure to legal, reputational and financial risk by ensuring that corporate assets are used to enhance shareholder value in accordance with federal and state law, consistent with a company’s stated values, and the long-term interests of the company.

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently join trade associations, generally paying dues to do so, as a means for corporate political action. However, trade associations are neither required to report funds they receive for nor spend on political activity. Therefore, the tracking of corporate expenditures to political causes through trade associations can be impossible, often leaving corporations unable to determine for themselves which causes or campaigns their dues or donations have gone to support. Since not all donations to trade organizations are used strictly for political purposes, we question how corporations are able to assess the efficacy of such donations or determine the effect of such expenditure on long-term shareholder value.

Further, the empirical evidence regarding the benefit to shareholders of corporate political contributions remains unclear. In one study of firm-level contributions to U.S. political campaigns from 1979 to 2004, researchers found that measures of support to candidates were positively and significantly correlated with a cross-section of future returns. This was especially the case when those contributions went to a large number of candidates in the same state as the contributing firm (Michael J. Cooper, Huseyin Gulen and Alexei V. Ovtchinnikov. “Corporate Political Contributions and Stock Returns.” SSRN. September 26, 2008). However, in a separate study of political contributions from 1991 to 2004, researchers found donations to be negatively correlated with future excess returns with only limited support for the contention that political donations represent an investment in political capital (Rajash K. Aggarwal, Felix Meschke and Tracy Yue Wang. “Corporate Political Contributions: Investment or Agency?” SSRN. August 11, 2008).

Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. At least one study found that close board oversight of lobbying strategies may minimize instances of the company contributing to causes that are not in shareholders best interests (Robert Repetto. “Best Practice in Internal Oversight of Lobbying Practice”. Yale Center for Environmental Law & Policy. September 1, 2006).

When evaluating whether the report requested would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?
•	How does the Company’s political expenditure policy and disclosure compare to its peers?
•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, is lacking compared to its peers, and when there is inadequately board oversight, evidenced by some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so. We will, in each case, consider the merits of the proposal in the context of relevant company. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices including those related to animal welfare; failure to take action on certain issues may carry the risk of fines and damaging negative publicity. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation.

However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.